COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Century Small Cap Select Fund
(a series of Century Capital Management Trust)

INTO

Congress Small Cap Growth Fund
(a series of Professionally Managed Portfolios)

July 14, 2017

CENTURY SMALL CAP SELECT FUND
a series of

CENTURY CAPITAL MANAGEMENT TRUST
c/o Century Capital Management, LLC
100 Federal Street, 29th Floor
Boston, Massachusetts 02110
1-617-482-3060

July 14 , 2017

Dear Fellow Shareholder,

We have important information concerning your investment in the Century Small Cap Select Fund (the “Century Fund”), a series of Century Capital Management Trust (the “Century Trust”).  A special meeting (the “Special Meeting”) of the shareholders of the Century Fund will be held at 10:00 a.m. Eastern time at the offices of Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, on Friday, August 25, 2017.  The purpose of the Special Meeting is to vote on an important proposal that affects your investment in the Century Fund.  A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the Special Meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

On March 21, 2017, Century Capital Management, LLC (“Century”) entered into an agreement to sell its mutual fund asset management business to Congress Asset Management Company, LLP (“Congress”), investment adviser to the Congress family of mutual funds (the “Transaction”).  Congress was founded in 1985 and serves as an investment adviser to registered investment companies, high net worth individuals and institutions.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.

In order to allow you to continue to be invested in the Century Fund strategy, and in connection with the Transaction, the Board of Trustees of the Century Trust, including all trustees who are not “interested persons” of Century Trust or Century under the Investment Company Act of 1940 Act (the “1940 Act”), has unanimously approved the entry into an Agreement and Plan of Reorganization and Termination pursuant to which the Century Fund would be reorganized into the Congress Small Cap Growth Fund (the “Acquiring Fund”), a newly created series of Professionally Managed Portfolios, subject to approval of the Century Fund’s shareholders (the “Reorganization”).  Pursuant to the Reorganization, shareholders of the Century Fund would exchange their Institutional Class shares and Investor Class shares of the Century Fund for Institutional Class shares and Retail Class shares, respectively, of the Acquiring Fund of equal value.  The Acquiring Fund will be advised by Congress and will have the same investment objective and substantially similar principal investment strategies to those of the Century Fund.  The Acquiring Fund will be managed by the same portfolio manager who is currently responsible for the day-to-day management of the Century Fund, along with one new portfolio manager currently employed by Congress, and each will be jointly and primarily responsible for day to day management of the Acquiring Fund.

Century believes that shareholders of the Century Fund would benefit from becoming shareholders of the Acquiring Fund, which has an investment adviser that is well positioned to facilitate and support the future growth of the Acquiring Fund.

As is discussed in more detail in the enclosed Proxy Statement, there are certain differences between the Acquiring Fund and the Century Fund.  These differences include a difference in the management fee arrangements for the Acquiring Fund as compared to the Century Fund.  Under the current investment advisory and management services agreement with Century, the Century Fund pays a combined advisory fee and administration fee of 0.95% of the Century Fund’s average daily net assets.  However, under the investment advisory agreement with Congress, the Acquiring Fund will pay an advisory fee of 0.85% of the Acquiring Fund’s average daily net assets.  The Acquiring Fund will also pay a separate administration fee to the Acquiring Fund’s administrator as a percentage of the Acquiring Fund’s average daily net assets, pursuant to a separate agreement.  Given the Century Fund’s current asset level, the Acquiring Fund’s administration fee will be approximately 0.10%.

In addition, there is expected to be a difference in the total annual fund operating expenses for the Acquiring Fund as compared to the Century Fund.  The Century Fund’s total annual fund operating expenses for the twelve month period ended October 31, 2016, were 1.16% and 1.46% for the Institutional Class shares and Investor Class shares, respectively.  The Century Fund’s total annual fund operating expenses for the twelve month period ended April 30, 2017, were 1.18% and 1.47% for the Institutional Class shares and Investor Class shares, respectively.  However, the assets of the Century Fund significantly declined from a twelve-month average of $156.9 million as of April 30, 2017 to current assets of $78,097,695 on May 31, 2017, due to a large shareholder redemption.  Accordingly, it is expected that the total annual fund operating expenses will increase from current levels for both the Century Fund and the Acquiring Fund.  If average net assets were to remain stable at approximately $78,097,695 for the next twelve months, the Century Fund’s total annual fund operating expenses could be approximately 1.43% and 1.64% for the Institutional Class shares and Investor Class shares, respectively.  Likewise, based on asset levels of the Century Fund on May 31, 2017 and the expense structure of the Acquiring Fund, it is estimated that the Acquiring Fund’s total annual fund operating expenses could be approximately 1.27% and 1.52% for the Institutional Class shares and Retail Class shares, respectively.  In order to ensure these expenses do not rise significantly in the future, Congress has contractually agreed to an operating expense limitation agreement that limits the Acquiring Fund’s total annual operating expenses to 1.30% and 1.55% for the Acquiring Fund’s Institutional Class shares and Retail Class shares, respectively (“Expense Caps”) for at least two years from the closing of the Reorganization.  The Century Fund does not have any Expense Caps.

Letter to Century Fund Shareholders	1

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.  No sales loads, redemption fees, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.  A 1.00% redemption fee currently applies to all shares of the Century Fund held for less than 90 days, but the Acquiring Fund will not charge a redemption fee.

As further explained in the enclosed Proxy Statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization and Termination, your current shares in the Century Small Cap Select Fund will be exchanged for shares of a new series of Professionally Managed Portfolios, the Congress Small Cap Growth Fund, at the closing of the Reorganization.  This exchange is expected to be a tax-free exchange for shareholders.  You may purchase and redeem shares of the Century Fund in the ordinary course until the last business day before the closing.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Acquiring Fund received in connection with the Reorganization.

If Century Fund shareholders approve the Reorganization, and the conditions set forth in the Agreement and Plan of Reorganization are satisfied, the Reorganization will take effect on or about September 15, 2017.  At that time, the Investor Class or Institutional Class shares of the Century Fund that you currently own would, in effect, be exchanged on a tax-free basis for Retail Class shares or Institutional Class shares of the Acquiring Fund with the same aggregate value, as follows:

Century Capital Management Trust		Professionally Managed Portfolios
Century Fund	à	Acquiring Fund
Investor Class shares	à	Retail Class shares
Institutional Class shares	à	Institutional Class shares

The Board of Trustees of Century Capital Management Trust, on behalf of the Century Small Cap Select Fund, has unanimously approved the proposed Reorganization, at the request of Century Capital Management, LLC, subject to approval by the Century Small Cap Select Fund’s shareholders.

The Reorganization is contingent on the completion of the reorganization of another Century-advised mutual fund into a corresponding Congress-advised mutual fund.  Accordingly, the Reorganization of the Century Fund may not be consummated if the closing conditions of the reorganization of the other Century-advised mutual fund are not satisfied, even if shareholders of the Century Fund approve the Reorganization. If shareholders of the Century Fund do not approve the Plan, the Century Fund will not be reorganized into the corresponding Acquiring Fund and will remain as a series within Century Trust.  In this instance, Century and the Board of the Century Trust will have to consider other alternatives, including the possibility of liquidating the Century Fund.

More information on the Acquiring Fund, reasons for the proposed Reorganization and benefits to the Century Fund’s shareholders is contained in the enclosed Proxy Statement.  You should review the Proxy Statement carefully and retain it for future reference.  Shareholder approval is required to effect the Reorganization which is expected to close on or about September 15, 2017.

Sincerely,
/s/ Alexander L. Thorndike
Alexander L. Thorndike, Chairman
 Century Capital Management Trust

Letter to Century Fund Shareholders	2

CENTURY SMALL CAP SELECT FUND
a series of

CENTURY CAPITAL MANAGEMENT TRUST
c/o Century Capital Management, LLC
100 Federal Street, 29th Floor
Boston, Massachusetts 02110
1-617-482-3060

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD August 25, 2017

To the Shareholders of the Century Small Cap Select Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Century Small Cap Select Fund (the “Century Fund”), a series of Century Capital Management Trust (“Century Trust”), is to be held at the offices of Century Capital Management, LLC (“Century”), 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, on Friday, August 25, 2017 at 10:00 a.m. Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  At the Special Meeting, shareholders of the Century Fund will be asked to consider the following proposal (the “Proposal”):

To approve an Agreement and Plan of Reorganization and Termination (the “Plan”) which provides for the transfer of all of the assets of the Century Fund to the Congress Small Cap Growth Fund (the “Acquiring Fund”), a newly created series of Professionally Managed Portfolios (“PMP Trust”) in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Century Fund, and the distribution of such Acquiring Fund shares to the shareholders of the Century Fund in complete liquidation of the Century Fund (the “Reorganization”).

The transfer effectively would be an exchange of your Investor Class and Institutional Class shares of the Century Fund for, respectively, Retail Class and Institutional Class shares of the Acquiring Fund, which would be distributed pro rata by the Century Fund to holders of its shares in complete liquidation of the Century Fund, and the Acquiring Fund’s assumption of all of the liabilities of the Century Fund, as follows:

Century Capital Management Trust		Professionally Managed Portfolios
Century Fund	à	Acquiring Fund
Investor Class shares	à	Retail Class shares
Institutional Class shares	à	Institutional Class shares

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.  Holders of record of the shares of beneficial interest in the Century Fund as of the close of business on June 28, 2017, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if a quorum is obtained, but sufficient votes required to approve the Plan are not obtained, the Chairman of the meeting may adjourn the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal.  The Special Meeting may be adjourned from time to time without notice other than announcement at the Special Meeting at which the adjournment is taken with respect to one or more matters to be considered at the Special Meeting to a designated time and place within a reasonable time after the date set for the original meeting, whether or not a quorum is present with respect to such matter.

By order of the Board of Trustees of Century Capital Management Trust,

/s/ Julie A. Smith

Julie A. Smith, Secretary
July  14 , 2017

Notice to Century Fund Shareholders	1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 25, 2017 or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement and Prospectus are available on the internet at www.centuryfunds.com.  On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience.  You also may vote through the internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card.  Your prompt vote may save the Century Small Cap Select Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.  If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

Notice to Century Fund Shareholders	2

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Century Trust in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!

Please sign, date and return your
proxy card today!

Your proxy vote is important!

Notice to Century Fund Shareholders	3

CENTURY SMALL CAP SELECT FUND
a series of

CENTURY CAPITAL MANAGEMENT TRUST
c/o Century Capital Management, LLC
100 Federal Street, 29th Floor
Boston, Massachusetts 02110
1-617-482-3060

QUESTIONS AND ANSWERS

We recommend that you read the enclosed Proxy Statement and Prospectus.  In addition to the detailed information in the Proxy Statement and Prospectus, the following questions and answers provide an overview of key features of the Reorganization.

YOUR VOTE IS VERY IMPORTANT!

Dated: July 14 , 2017

1.	Question: What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement for the Century Small Cap Select Fund (the “Century Fund”), a series of Century Capital Management Trust (“Century Trust”), and a prospectus for the Retail Class shares and Institutional Class shares of the Congress Small Cap Growth Fund (the “Acquiring Fund”), a newly created series of Professionally Managed Portfolios (“PMP Trust”).  The purpose of this Combined Proxy Statement and Prospectus (the “Proxy Statement”) is to solicit votes from shareholders of the Century Fund to approve the proposed reorganization of the Century Fund into the Acquiring Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization and Termination between Century Trust and PMP Trust (the “Plan”).

The Proxy Statement contains information that shareholders of the Century Fund should know before voting on the Reorganization.  The Proxy Statement should be reviewed and retained for future reference.

2.	Question: What is the purpose of the Reorganization?

Answer:  Century Capital Management, LLC (“Century”), the investment adviser to the Century Fund, entered into an agreement to sell its mutual fund asset management business to Congress Asset Management Company, LLP (“Congress”), the investment adviser to the Congress family of mutual funds.  By approving the reorganization of the Century Fund into the Acquiring Fund, shareholders of the Century Fund will have the opportunity to continue their investment in a newly created fund, which will be advised by Congress and which will have the same investment objective and substantially similar principal investment strategies to those of the Century Fund through a tax-free reorganization of the Century Fund into the Acquiring Fund.  The Acquiring Fund will be managed by the same portfolio manager who is currently responsible for the day-to-day management of the Century Fund, along with one new portfolio manager currently employed by Congress, and each will be jointly and primarily responsible for day to day management of the Acquiring Fund.

Congress was founded in 1985 and serves as an investment adviser to registered investment companies, high net worth individuals and institutions.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.  Century believes that shareholders of the Century Fund would benefit from becoming shareholders of the Acquiring Fund, which has an adviser and distributor that are well positioned to facilitate and support the future growth of the Acquiring Fund.

3.	Question: How will the Reorganization work?

Answer:  In order to reconstitute the Century Fund as a series of PMP Trust, a substantially similar fund, referred to as the “Acquiring Fund,” has been created as a new series of PMP Trust.  If shareholders of the Century Fund approve the Plan, the Century Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Century Fund’s liabilities.  The Century Fund will then distribute the shares it receives from the Acquiring Fund to shareholders of the Century Fund.

Q&A	1

Century Fund shareholders of Investor Class and Institutional Class shares will become shareholders of Retail Class and Institutional Class shares, respectively, of the Acquiring Fund.  Immediately after the Reorganization, each shareholder will hold the same number of Retail Class and Institutional Class shares of the Acquiring Fund, with the same net asset value per share and total value, as the Investor Class and Institutional Class shares of the Century Fund that he or she held immediately prior to the Reorganization.  Subsequently, the Century Fund will be liquidated.

The Reorganization is contingent on the completion of the reorganization of another Century-advised mutual fund into a corresponding Congress-advised mutual fund.  Accordingly, the Reorganization of the Century Fund may not be consummated even if shareholders of the Century Fund approve the Reorganization, if the closing conditions of the reorganization of the other Century-advised mutual fund are not satisfied.

Please refer to the Proxy Statement for a detailed explanation of the Proposal.  If the Plan is approved by shareholders of the Century Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about September 15, 2017.

4.	Question: How will the Reorganization affect me as a shareholder?

Answer:  If you are a shareholder of the Century Fund, you will become a shareholder of the Acquiring Fund.  The shares of the Acquiring Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Century Fund as of the closing date of the Reorganization.  The Reorganization will not affect the value of your investment at the time of the Reorganization.  The Reorganization is expected to be tax-free to the Century Fund and its shareholders.

The Reorganization will result in a change in portfolio management responsibility, as described below.  The Acquiring Fund has the same investment objective and substantially similar principal investment strategies to those of the Century Fund.

As part of the Reorganization, the Century Fund, a series of Century Trust, which is a Massachusetts business trust, will transfer its assets to the Acquiring Fund, a series of PMP Trust, which is also organized as a Massachusetts business trust.  As a result of the Reorganization, the Acquiring Fund will operate under the supervision of a different Board of Trustees and will have different service providers.

5.	Question: Who will manage the Acquiring Fund after the Reorganization?

Answer:  The Acquiring Fund will have a different investment adviser, Congress Asset Management Company, LLP, from the Century Fund.  The Acquiring Fund will be managed by the same portfolio manager who is currently responsible for the day-to-day management of the Century Fund, along with one new portfolio manager that Congress currently employs, and each will be jointly and primarily responsible for day to day management of the Acquiring Fund.  Congress is an experienced investment adviser to registered investment companies, high net worth individuals and institutions founded in 1985.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.

6.	Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of the Century Fund?

Answer:  There will be a difference in the management fee arrangements for the Acquiring Fund as compared to the Century Fund.  Under the current investment advisory and management services agreement with Century, the Century Fund pays a combined advisory fee and administration fee of 0.95% of the Century Fund’s average daily net assets.  However, under the investment advisory agreement with Congress, the Acquiring Fund will pay an advisory fee of 0.85% of the Acquiring Fund’s average daily net assets.  The Acquiring Fund will also pay a separate administration fee to the Acquiring Fund’s administrator as a percentage of the Acquiring Fund’s average daily net assets, pursuant to a separate agreement. Given the Century Fund’s current asset level, the Acquiring Fund’s administration fee will be approximately 0.10%.

In addition, there is expected to be a difference in the total annual fund operating expenses for the Acquiring Fund as compared to the Century Fund.  The Century Fund’s total annual fund operating expenses for the twelve month period ended October 31, 2016, were 1.16% and 1.46% for the Institutional Class shares and Investor Class shares, respectively.  The Century Fund’s total annual fund operating expenses for the twelve month period ended April 30, 2017, were 1.18% and 1.47% for the Institutional Class shares and Investor Class shares, respectively.  However, the assets of the Century Fund significantly declined from a twelve-month average of $156.9 million as of April 30, 2017 to current assets of $78,097,695 on May 31, 2017, due to a large shareholder redemption.  Accordingly, it is expected that the total annual fund operating expenses will increase from current levels for both the Century Fund and the Acquiring Fund.  If average net assets were to remain stable at approximately $78,097,695 for the next twelve months, the Century Fund’s total annual fund operating expenses could be approximately 1.43% and 1.64% for the Institutional Class shares and Investor Class shares, respectively.  Likewise, based on asset levels of the Century Fund on May 31, 2017 and the expense structure of the Acquiring Fund, it is estimated that the Acquiring Fund’s total annual fund operating expenses could be approximately 1.27% and 1.52% for the Institutional Class shares and Retail Class shares, respectively.  In order to ensure these expenses do not rise significantly in the future, Congress has contractually agreed to an operating expense limitation agreement that limits the Acquiring Fund’s total annual operating expenses to 1.30% and 1.55% for the Acquiring Fund’s Institutional Class shares and Retail Class shares, respectively (“Expense Caps”) for at least two years from the closing of the Reorganization.  The Century Fund does not have any Expense Caps.

Q&A	2

The Expense Caps operate as follows: Congress has contractually agreed to waive its fee or reimburse the Acquiring Fund for its expenses, indefinitely, but at least through September 30, 2019.  Congress will waive its fee or reimburse the Acquiring Fund to the extent necessary so that total annual fund operating expenses of the Institutional Class shares and Retail Class shares do not exceed the annual rate of 1.30% and 1.55%, respectively, excluding taxes, leverage interest, brokerage commissions, expenses associated with the Acquiring Fund’s investment in other investment companies referred to as Acquired Fund Fees and Expenses (“AFFE”), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation.  The Expense Limitation Agreement may be terminated at any time by the PMP Trust’s Board of Trustees upon 60 days’ notice to Congress, or by Congress with the consent of the PMP Trust Board.  Congress is permitted, with the approval of the PMP Trust Board, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months.  This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses at any time during such period (taking into account the reimbursement) does not exceed the Expense Caps.  However, based on the estimated total annual fund operating expenses for the Institutional Class shares and Retail Class shares of the Acquiring Fund, expenses will be below the Expense Caps at the closing of the Reorganization.

A 1.00% redemption fee currently applies to all shares of the Century Fund held for less than 90 days, but the Acquiring Fund will not charge a redemption fee.  Investor Class shares of the Century Fund are subject to 12b‑1 fees of up to 0.25% of the Century Fund’s average daily net assets and Retail Class shares of the Acquiring Fund will also be subject to the same 12b-1 fees. While each of the Century Fund and Acquiring Fund may pay up to a 0.25% Rule 12b‑1 fee, the Century Fund’s Rule 12b‑1 plan is a “reimbursement plan” that in the most recent fiscal year resulted in payments under the plan of 0.21%, while the Acquiring Fund’s Rule 12b‑1 plan is a “compensation plan,” which is expected to result in annual payments under the plan of 0.25%.

7.	Question: Will the Reorganization result in any federal income taxes?

Answer:  We expect that neither the Century Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and Century Trust and PMP Trust expect to receive a tax opinion confirming this position.  Shareholders should consult their tax adviser about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

8.	Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer: No sales loads, redemption fees, commissions or other transactional fees will be imposed on shareholders in connection with the exchange of their shares as a result of the Reorganization.

9.	Question: Will there be any repositioning costs associated with the Reorganization?

Answer:  The Acquiring Fund is being formed to continue the operations of the Century Fund.  Accordingly, no repositioning is expected solely as a result of the Reorganization.  The Acquiring Fund may buy and sell portfolio securities in the ordinary course consistent with its investment strategies.

Q&A	3

10.	Question: How do the investment objectives and principal investment strategies of the Century Fund and the Acquiring Fund compare?

Answer:  The Century Fund and the Acquiring Fund have the same investment objective and substantially similar principal investment strategies.  The Proxy Statement describes the investment objective and principal investment strategies of the Century Fund and the Acquiring Fund.

11.	Question: Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposal can be acted upon.  Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the number of shares you own.

12.	Question: How does Century Trust’s Board of Trustees (the “Board”) recommend that I vote?

Answer:  After careful consideration and upon recommendation of Century, the Board, including all trustees who are not “interested persons” of Century Trust or Century under the Investment Company Act of 1940 Act (the “1940 Act”), recommends that shareholders vote “FOR” the Plan.

13.	Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  Century and Congress will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.

14.	Question: What will happen if the Plan is not approved by shareholders?

Answer:  The consummation of a Reorganization of the Century Fund is contingent on approval of the Plan by shareholders of the Century Fund.  Thus, if shareholders of the Century Fund do not approve the Plan, the Century Fund will not be reorganized into its corresponding Acquiring Fund and will remain as a series within Century Trust.  In this instance, Century and the Board of the Century Trust will have to consider other alternatives, including the possibility of liquidating the Century Fund.

Additionally, the Reorganization is contingent on the completion of the reorganization of another Century-advised mutual fund into a corresponding Congress-advised mutual fund.  Accordingly, the Reorganization of the Century Fund may not be consummated even if shareholders of the Century Fund approve the Reorganization, if the closing conditions of the reorganization of the other Century-advised mutual fund are not satisfied.

15.	Question: What happens if I do not wish to participate in the Reorganization and own shares of the Acquiring Fund?

Answer:  Assuming the Reorganization is approved by shareholders of the Century Fund, you may redeem your shares of the Century Fund at any time before the closing of the Reorganization.  After the closing of the Reorganization, you may also redeem your shares of the Acquiring Fund on any day in accordance with the procedures described in the Acquiring Fund’s prospectus.  Such redemptions will be taxable to you if you hold your shares in a taxable account.

16.	Question: How do I vote my shares?

Answer:  You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

17.	Question: Who do I call if I have questions?

Answer:  If you have any questions about the Proposal or the proxy card, please do not hesitate to call AST Fund Solutions at 800-290-6428.

Q&A	4

COMBINED PROXY STATEMENT/PROSPECTUS

July 14 , 2017
FOR THE REORGANIZATION OF

CENTURY SMALL CAP SELECT FUND
a series of

CENTURY CAPITAL MANAGEMENT TRUST
c/o Century Capital Management, LLC
100 Federal Street, 29th Floor
Boston, Massachusetts 02110
1-617-482-3060

IN EXCHANGE FOR SHARES OF

CONGRESS SMALL CAP GROWTH FUND
a series of

PROFESSIONALLY MANAGED PORTFOLIOS
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201‑0701
1-888-688-1299

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being furnished to shareholders of the Century Small Cap Select Fund (the “Century Fund”), a series of the Century Capital Management Trust (“Century Trust”), in connection with an Agreement and Plan of Reorganization and Termination (the “Plan”) by and between Century Trust, on behalf of the Century Fund, and Professionally Managed Portfolios (“PMP Trust”), on behalf of the Congress Small Cap Growth Fund (the “Acquiring Fund”), a new series of PMP Trust, for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Century Fund, at the offices of Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, on Friday, August 25, 2017 at 10:00 a.m. Eastern time, and any adjournment or postponement thereof.
The Plan provides for the reorganization of the Century Fund into the Acquiring Fund (the “Reorganization”).  Century Trust is an open-end investment management company organized as a Massachusetts business trust.  PMP Trust is also an open-end investment management company organized as a Massachusetts business trust.  Century Capital Management, LLC (“Century”) is the investment adviser to the Century Fund.  Congress Asset Management Company, LLP (“Congress”) is the investment adviser to the Acquiring Fund and will be responsible for providing investment advisory and portfolio management services to the Acquiring Fund following the Reorganization.

How the Reorganization Will Work:

•	The Century Fund will transfer all of its assets and liabilities to the Acquiring Fund.

•
The Acquiring Fund will issue that number of shares of beneficial interest to the Century Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Century Fund on the last business day preceding the closing of the Reorganization.

•
The Acquiring Fund will open accounts for the Century Fund shareholders, crediting the shareholders, in exchange for their shares of the Century Fund, with that number of full and fractional shares of the Acquiring Fund that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ shares in the Century Fund at the time of the Reorganization.

•	Century Trust will then terminate the Century Fund.

Combined Proxy Statement/Prospectus	i

Century and the Board of Trustees of Century Trust (the “Board”) carefully considered the proposed Reorganization, after which the Board approved the Reorganization, subject to shareholder approval of the Plan.  A copy of the form of the Plan is attached to this Proxy Statement as Appendix A.  The Plan is required to be approved by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Century Fund.  Accordingly, shareholders of the Century Fund are being asked to vote on and approve the Plan.

If you need additional copies of this Proxy Statement, please contact the Century Small Cap Select Fund at (800) 303-1928 or in writing at Century Funds, P.O. Box 588, Portland, ME 04112.  Additional copies of this Proxy Statement will be delivered to you promptly upon request.  The Century Fund’s Prospectus dated February 28, 2017, the Annual Report to Shareholders for the fiscal year ended October 31, 2016, containing audited financial statements, and the Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2017, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to Century Funds, P.O. Box 588, Portland, ME 04112, through the Internet at http://www.centuryfunds.com or by calling (800) 303-1928.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Proxy Statement:

●
The Prospectus and Statement of Additional Information for the Century Fund dated February 28, 2017, are incorporated by reference to Post-Effective Amendment No. 39 to Century Trust’s Registration Statement on Form N‑1A (File No. 811-09561 and Accession No. 0001398344-17-002505), filed with the SEC on February 28, 2017, as supplemented on March 21, 2017 and July 6, 2017 (File No. 333-86067 and Accession No. 0001398344-17-003742).  On file with the SEC at www.sec.gov.

●
The audited financial statements of the Century Fund dated October 31, 2016, are incorporated by reference to the Annual Report of the Fund for the fiscal year ended October 31, 2016, filed on Form N‑CSR (File No. 811-09561 and Accession No. 0001398344-17-000185) with the SEC on January 6, 2017.  On file with the SEC at www.sec.gov.

●
The financial statements of the Century Fund dated April 30, 2017, are incorporated by reference to the Semi-Annual Report of the Fund for the six-month fiscal period ended April 30, 2017, filed on Form N‑CSR (File No. 811-09561 and Accession No. 0001398344-17-007292) with the SEC on June 5, 2017.  On file with the SEC at www.sec.gov.

●	The Statement of Additional Information for this Proxy Statement relating to the proposed Reorganization, dated July 14, 2017 (the “Reorganization SAI”).

This Proxy Statement will be mailed on or about July 14, 2017 to shareholders of record of the Century Fund as of June 28, 2017 (the “Record Date”).  The Reorganization is expected to be completed on or about September 15, 2017 or as soon as practicable thereafter.
The Century Fund and the Acquiring Fund are each a series of a registered open-end investment company (mutual fund).  The Century Fund and the Acquiring Fund are sometimes referred to in this Proxy Statement individually as a “Fund” and collectively as the “Funds.”

This Proxy Statement, which you should read carefully and retain for future reference, presents the information that you should know about the Century Fund, the Acquiring Fund and the Reorganization.  This document also serves as a prospectus for the Acquiring Fund in connection with the shares of the Acquiring Fund to be issued in the Reorganization.

Additional information concerning the Century Fund is contained in the documents described above, all of which have been filed with the SEC.  Each document is incorporated by reference into this Proxy Statement (meaning that they are legally considered to be part of this Proxy Statement) only insofar as they relate to the Century Fund.  No other parts of such documents are incorporated by reference herein.  Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no prospectus, SAI, or annual or semi-annual report is available for the Acquiring Fund at this time.  A copy of the Reorganization SAI may be obtained by calling Professionally Managed Portfolios at (888) 688‑1299 or Century Capital Management Trust at (800) 303-1928.

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    You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  The Acquiring Fund is subject to certain informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and files reports, proxy statements and other information with the SEC.  You may review and copy information about the Acquiring Fund, including proxy material, reports and other information filed by the Acquiring Fund, at the SEC’s public reference room at 100 F Street, N.E., Washington D.C. 20549 and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661).  You may obtain copies of reports and other information filed by the Acquiring Fund or the Century Fund, with a payment of a duplication fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.  Reports and other information filed by the Century Fund may be reviewed and copied at the public reference room maintained by the SEC in Washington, D.C. at the address provided above.

Shareholder approval is required to effect the Reorganization.  The Special Meeting is scheduled for August 25, 2017.  If you are unable to attend the Special Meeting, please complete and return the enclosed proxy card by August 25, 2017.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Fund:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of your original investment

_____________________________________

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SUMMARY

This section summarizes the primary features of the Reorganization.  It may not contain all of the information that is important to you.  To understand the Reorganization, you should read this entire Proxy Statement and the appendices.  This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement, the SAI, and the Plan, a form of which is attached to this Proxy Statement as Exhibit A.

As used herein, the term “Reorganization” refers collectively to: (1) the transfer of all of the assets and liabilities of the existing Century Small Cap Select Fund (the “Century Fund”) to the Congress Small Cap Growth Fund (the “Acquiring Fund”); (2) the issuance of shares of beneficial interest by the Acquiring Fund to the Century Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Century Fund on the last business day preceding the closing of the Reorganization; (3) the opening of accounts by the Acquiring Fund for the Century Fund’s shareholders, the crediting of Acquiring Fund shareholders, in exchange for shares of the Century Fund, with that number of full and fractional shares of the Century Fund that are equivalent in aggregate net asset value to the aggregate net asset value of  the shareholders’ shares in the Acquiring Fund at the time of the Reorganization; (4) the ultimate redemption by PMP Trust of the shares of the Century Fund prior to its termination; and (5) the termination of the Century Fund.

The Acquiring Fund is being formed to continue the operations of the Century Fund.  Accordingly, no repositioning is expected solely as a result of the Reorganization.  The Acquiring Fund may buy and sell portfolio securities in the ordinary course consistent with its investment strategies.  The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  For information on the U.S. federal income tax consequences of the Reorganization, see the section entitled “Information About the Reorganization – Federal Income Tax Consequences” in this Proxy Statement.

The Board has fixed the close of business on June 28, 2017 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.  In considering whether to approve a proposal relating to the Reorganization, you should review the information in this Proxy Statement that relates to the Proposal and the Reorganization generally.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

The Proposal requests your approval of the Reorganization of the Century Fund into the Acquiring Fund.  In considering whether to approve the Proposal please review the following information.

Comparison of the Century Fund to the Acquiring Fund

The Century Fund and the Acquiring Fund have the same investment objective and substantially similar principal investment strategies, and policies, which are presented in the table below with differences only existing in the language chosen to describe their strategies and policies.  There is a difference in how Century and Congress define the universe of small cap companies in which they invest – Century looks to companies within the Russell 2000 Index, whereas Congress will look to the companies within the Russell 2000 Growth Index.  As of May 31, 2017, both indices are comprised of companies with market capitalizations that range from $12.1 million to $10.2 billion.  Because the Century Fund and the Acquiring Fund have the same investment objective and substantially similar principal investment strategies, Century and Congress do not believe that any differences are the result of any differences in how the Century Fund has been managed and how the Acquiring Fund is expected to be managed.

The Acquiring Fund has been created as a new series of PMP Trust solely for the purpose of acquiring the Century Fund’s assets and continuing its business investment strategy and will not conduct any investment operations until after the closing of the Reorganization.  In addition, the Funds have similar fundamental investment limitations, which are set forth in Appendix E.  The Century Fund has certain non-fundamental policies, which are set forth in Appendix E.  The Acquiring Fund does not have any non-fundamental policies.  The Century Fund’s non-fundamental polices may be changed by the Century Trust Board without shareholder approval.

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	Century Small Cap Select Fund	Congress Small Cap Growth Fund
Form of Organization	A diversified series of Century Trust, an open-end investment management company organized as a Massachusetts business trust.	A diversified series of PMP Trust, an open-end investment management company organized as a Massachusetts business trust.
Differences in Form of Organization	The most significant difference in organization between the two Trusts is that they are overseen by a different Board of Trustees and have different service providers.
Net Assets as of May 31 , 2017	$ 49,194,626.89 (Investor) $ 28,903,068.48 (Institutional) $ 78,097,695.37 (Total)	The Acquiring Fund has not commenced operations.
Investment Adviser and Portfolio Managers	Investment Adviser: Century Capital Management, LLC Portfolio Manager: • Alexander L. Thorndike; Managing Partner and Portfolio Manager
Investment Adviser:
Congress Asset Management Company, LLP

Portfolio Managers:
• Alexander L. Thorndike; Executive Vice President, Managing Director
          and Portfolio Manager (will join Congress at the time of the closing of the Reorganization)
• Gregg O’Keefe; Executive Vice President and Portfolio Manager

Investment Objective	The Fund seeks long-term capital growth.	The Fund seeks long-term capital growth.
Principal Investment Strategies
Normally the Fund invests at least 80% of its net assets (plus borrowings, if any, for investment purposes) in the common stocks of small cap companies (generally, those companies with market capitalizations not exceeding the highest market capitalization in the Russell 2000® Index during the preceding 12 months).

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of small cap companies.  The Fund defines small cap companies as those companies with market capitalizations not exceeding the highest market capitalization in the Russell 2000® Growth Index during the preceding 12 months.

	As of May 31, 2017, companies in the Index had market capitalizations ranging from $12.1 million to $10.2 billion.	As of May 31, 2017, companies in the Index had an average market capitalization of $12.1 million with the largest stock’s market cap at $10.2 billion.
The Fund will provide shareholders with at least sixty (60) days’ notice prior to any change in its 80% policy.

For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities.  Market capitalizations of companies change over time.

The Fund may invest in companies across all sectors of the economy, but may favor companies in particular sectors or industries at different times.

The Fund may invest in companies across all sectors of the economy, but may favor companies in particular sectors or industries at different times.  The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, information technology and telecommunications services.

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Century Small Cap Select Fund	Congress Small Cap Growth Fund

The Fund may invest any portion of the remaining 20% of its net assets in the equity securities of companies with market capitalizations that may be higher or lower than the range of issuer market capitalizations represented in the Russell 2000® Growth Index.

The Fund may invest in foreign securities, including emerging markets, without limit, but such investments are not expected to exceed 20% of the Fund’s total assets and typically are limited to the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges and American Depositary Receipts (ADRs).

The Fund may invest in U.S. dollar-denominated foreign equity securities, including through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) issued by U.S. depository banks, which are traded on U.S. exchanges.  The Fund may invest in such securities without limit, but such investments are not expected to exceed 20% of the Fund’s total assets.

The investment adviser may invest the Fund’s assets in the securities of companies that it believes have a history of growth or that it believes have growth potential.  Growth may be measured by factors such as earnings or revenue.  The investment adviser may invest in the securities of companies with leading competitive positions and management that can achieve sustained growth.  Companies with the potential for strong growth may have characteristics such as new products, technologies, distribution channels, strong industry or market positions.  Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long‑term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general.

In selecting investments for the Fund’s portfolio, the Adviser uses fundamental research to evaluate each company, focusing on the company’s earnings growth, return on equity, margin stability, and capital management. These and other factors are then weighed against valuation. A stock may be sold, among other reasons, if it has reached a price target, the issuer’s fundamental outlook has changed, or a better investment opportunity is available.

In selecting investments for the Fund’s portfolio, the investment adviser uses fundamental research to evaluate each company, focusing on the company’s earnings growth, return on equity, margin stability, and capital management.  These and other factors are then weighed against valuation.  A stock may be sold, among other reasons, if it has reached a price target, the issuer’s fundamental outlook has changed, or a better investment opportunity is available.

The Investment Process.  The positive attributes of diversification are very important, especially in volatile markets.  Accordingly, the Fund’s portfolio consists of 40 to 60 individual holdings.  The initial weighting in a position is usually 2% to 3%of the Fund’s total equity portfolio.  The investment adviser also carefully monitors and limits industry and sector exposure.  The process attempts to identify investment opportunities by identifying characteristics that lead to consistent growth such as:

•     Consistent earnings growth:  The investment adviser believes that stock prices react favorably to long term, consistent earnings growth.  Earnings growth is the first characteristic the investment adviser looks for in security selection.

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Century Small Cap Select Fund	Congress Small Cap Growth Fund

•      Superior financial strength:  Manageable debt levels, high returns on equity, low extraordinary charges and transparent balance sheet are all characteristics of the equities in the investment adviser’s portfolio.

•      Industry leaders:  The investment adviser emphasizes companies that are the leaders in their industry.  Industry dominance leads to share growth, and share growth leads to earnings growth.

•      Experienced management teams:  Experienced management teams know how to leverage their industry‑leading position to build the equity base in good times, and protect equity investors in difficult economic markets.

•      High free cash flow:  High free cash flow is one indicator of a healthy balance sheet and provides tremendous flexibility to management.

The investment adviser’s equity purchase criteria is a fundamentally driven, bottom‑up process that seeks companies which demonstrate consistent earnings growth and potential relative to other companies in their industry, and the market overall.  Securities are required to meet strict guidelines before they are approved as an investment for the Fund.  They must demonstrate:  (1) positive earnings; (2) earnings growth; (3) superior margins relative to competitors; (4) industry leaders; (5) free cash flow and (6) liquidity.

Selling Portfolio Securities.  The investment adviser may sell a security for a variety of reasons, including, but not limited to:

•      fundamental deterioration in the issuer’s ability to maintain an acceptable level of earnings growth relative to its financial characteristics;
•      an issuer specific event such as an acquisition or recapitalization that changes the fundamental operations of the company;
•      upon comparative analysis, a new security is judged more attractive than a current holding while maintaining the portfolios diversification;
•      the investment adviser may trim a stock to ensure appropriate diversification should a stock appreciate substantially from initial purchase; and

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Century Small Cap Select Fund	Congress Small Cap Growth Fund
• realize gains or losses in efforts to improve tax efficiencies for shareholders.
Note Regarding Investment Objective and Changes in the 80% Policy
The investment objective of Century Small Cap Select Fund is long-term capital growth.  This investment objective may be changed by the Board of Trustees without shareholder approval and without notice.

The investment objective of the Fund is long-term capital growth.  The Fund’s investment objective is non‑fundamental; that is, it can be changed by a vote of the Board of Trustees alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

The Fund will provide its shareholders with at least 60 days prior written notice of any change in the policy to invest at least 80% of its assets in small cap companies; however, other non-fundamental policies may be changed without notice.  Except as otherwise stated, the Fund’s investment strategy and policies may be changed without shareholder approval.

The Fund’s investment policy of investing at least 80% of its assets in small cap companies may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ written notice before any such change.

Temporary Investments
The Fund may, from time to time, temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions.  For temporary defensive purposes, the Fund may invest in cash or cash equivalents, or other short-term obligations, without limit.  To the extent that the assets of the Fund are invested in temporary defensive positions, the Fund may succeed in avoiding losses, but may fail to achieve its investment objective.

Generally, the investment adviser does not attempt to “time” the market, such as by shifting all or a significant portion of the portfolio in or out of the market in anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions.  However, in order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position by reducing investments in equities and/or increasing investments in short‑term fixed income securities.  The Fund may also invest without limit in cash and high quality cash equivalents such as investment grade commercial paper and other money market instruments.  During such times, the Fund may not achieve its investment objective to the extent it makes temporary and/or cash investments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.

Comparison of Principal Risks

A discussion regarding certain principal risks of investing in the Century Fund and Acquiring Fund are set forth below.  Because the Century Fund and Acquiring Fund have the same investment objective and substantially similar principal investment strategies, with differences only existing in the language chosen by Century and Congress to describe their strategies and policies, they are subject to substantially similar principal risks.  Accordingly, the Century Fund’s and Acquiring Fund’s principal risks listed below are substantially similar.  Century and Congress do not believe that any differences are the result of any differences in how the Century Fund has been managed and how the Acquiring Fund is expected to be managed.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Century Fund or the Acquiring Fund.  An investment in the Acquiring Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Additional information regarding the principal risks of investing with the Acquiring Fund is set forth in Appendix F.  The following are the principal risks that could affect the value of your investment:

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Century Small Cap Select Fund	Congress Small Cap Growth Fund
Stock Market Risk, which is the risk that stock prices will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Movements in the stock markets may adversely affect a stock’s price, regardless of how well a company performs.

Equity Market Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.

Market Capitalization Risk, which is the risk that the value of the securities of smaller, less well-known companies may perform differently from the market as a whole. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market. Small-cap companies may have limited product lines, financial and management resources or market and distribution channels. In addition, their shares can be less liquid than those of larger companies, especially during market declines. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Small and Medium Companies Risk: Securities of small and medium cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

Industry/Sector Risk, which is the risk that companies within the same industry or sector may decline in value due to issues that affect the entire industry or sector. To the extent that the Fund focuses its investments in a particular industry or sector, there is a risk that economic conditions or other developments that affect companies in that industry or sector will have a significant impact on the Fund’s performance.

Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

Growth Securities Risk, which is the risk that the price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities. The stocks of growth companies can be more sensitive to company earnings and more volatile than the market in general.

Growth Style Investment Risk: Growth stocks may lose value or fall out of favor with investors. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Foreign Securities Risk, which is the risk that the value of foreign securities may decline in response to changes in currency exchange rates, unfavorable political developments, sanctions, embargoes or economic and financial instability in a particular country. Foreign securities markets generally have less trading volume and liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Other risks arise from different accounting, financial reporting and legal standards, as well as higher transaction costs. The securities markets of emerging market countries generally are smaller, less liquid and more volatile than markets in developed countries. The risks described above apply to a greater extent to investments in emerging markets.

Foreign Investment Risk:  Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.  When the Fund invests in ADRs as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the underlying foreign shares.  The Fund’s investments in foreign securities may be in the form of depositary receipts, such as GDRs, which are issued by U.S. depository banks and evidence ownership of the underlying securities.  GDRs generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

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Century Small Cap Select Fund	Congress Small Cap Growth Fund
Security Selection Risk, which is the risk that poor stock selection will cause the Fund to underperform its benchmark or other funds with similar investment objectives.	Management Risk: The Fund may not meet its investment objective based on the investment adviser’s success or failure to implement investment strategies for the Fund.
Active Trading Risk, which is the risk that active trading could raise transaction costs (thus lowering return). In addition, active trading could result in increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

Active Trading Risk: The risk that active trading could raise transaction costs (thus lowering return).  In addition, active trading could result in increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

Redemption Risk, which is the risk that the Fund could experience losses as a result of one or more shareholder redemptions. If the Fund is forced to sell assets at inopportune times to meet redemption requests, assets could be sold at a loss or depressed value. In that event, the value of your investment would go down.

Redemption Risk: The risk that the Fund could experience losses as a result of one or more shareholder redemptions.  If the Fund is forced to sell assets at inopportune times to meet redemption requests, assets could be sold at a loss or depressed value.  In that event, the value of your investment would go down.

General Market Risk: The market price of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large‑cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Regulatory Risk: Changes in government regulations may adversely affect the value of a security.

Information Technology Risk:  The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation, and general economic conditions.

Health Care Sector Risk:  The profitability of companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.

Comparison of Fees and Expenses

Century Capital Management, LLC (“Century”) serves as the investment adviser to the Century Fund.  After the Reorganization, Congress Asset Management Company, LLP (“Congress”) will serve as the investment adviser to the Acquiring Fund.  There is a difference in the management fee arrangement for the Century Fund as compared to the Acquiring Fund.  Under the investment advisory and management services agreement between Century and Century Trust, on behalf of the Century Fund, the Century Fund pays a combined advisory fee and administration fee of 0.95% of the Century Fund’s average daily net assets.  However, under the investment advisory agreement with Congress, the Acquiring Fund will pay an advisory fee of 0.85% of the Acquiring Fund’s average daily net assets.  The Acquiring Fund will also pay a separate administration fee to the Acquiring Fund’s administrator as a percentage of the Acquiring Fund’s average daily net assets pursuant to a separate agreement.  Given the Century Fund’s current asset level, the Acquiring Fund’s administration fee will be approximately 0.10%.  The Century Fund’s investment advisory and management services agreement and the Acquiring Fund’s investment advisory agreement are further described under “Additional Information About the Reorganization – Investment Advisory Agreement,” below.

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The table below describes the fees and expenses that you could be expected to incur by holding Investor Class or Institutional Class shares of the Century Fund, assuming the Century Fund’s assets as of May 31, 2017 were the average net assets for the twelve-month period ended May 31, 2017.  It also shows the pro forma fees and expenses that you would have incurred by holding Retail Class or Institutional Class shares of the Acquiring Fund during that period if the Reorganization had been consummated at the beginning of the period.  Actual expenses may be greater or less than those shown.  If the Reorganization is approved by shareholders, Institutional Class shares and Investor Class shares of the Century Fund will be reorganized into Institutional Class shares and Retail Class shares, respectively, of the Acquiring Fund.  It is expected that the Total Annual Fund Operating Expenses for both classes of the Acquiring Fund would have been lower than those of the corresponding share class of the Century Fund for the twelve-month period ended May 31, 2017.

Shareholder Fees (fees paid directly from your investment)
	Century Fund		Acquiring Fund (Pro Forma)
	Investor Class	Institutional Class	Retail Class	Institutional Class
Redemption Fees (for fund shares held less than 90 days, as a percentage of total redemption proceeds)	1.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class	Retail Class	Institutional Class

Management Fees[1]	0.95%	0.95%	0.85%	0.85%
Distribution (12b-1) Fees	0.21%	None	0.25%	None
Other Expenses	0.48%	0.48%	0.42%	0.42%
Total Annual Fund Operating Expenses[2]	1.64%	1.43%	1.52%	1.27%
1 The Century Fund is subject to a combined investment advisory and management services agreement.
2 Total Annual Fund Operating Expenses have been calculated using the Century Fund’s actual assets on May 31, 2017 of $78,097,695 as if they were the average net assets of the 12-month period ended May 31, 2017.

Congress and PMP Trust entered into an operating expense limitation agreement under which Congress has agreed to waive its management fees and/or reimburse expenses of the Acquiring Fund to ensure that the total annual operating expenses of the Acquiring Fund’s shares (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.55% and 1.30% for the Retail Class and Institutional Class shares, respectively, as a percentage of the Acquiring Fund’s average net assets.  The Century Fund does not have an operating expenses limitation agreement.  The Operating Expenses Limitation Agreement (“Expense Limitation Agreement”) for the Acquiring Fund will remain in effect indefinitely, but at a minimum, through September 30, 2019, but may be terminated by the PMP Trust Board prior to that time.  However, based on the estimated total annual fund operating expenses for the Institutional Class shares and Retail Class shares of the Acquiring Fund, expenses will be below the Expense Caps.
Expense Example:

This Expense Example below is intended to help you compare the cost of investing in the Century Fund and the Acquiring Fund, with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Century Fund or Acquiring for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Century Fund’s and Acquiring Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	1 year	3 years	5 years	10 years
Century Fund
Investor Class	$167	$517	$892	$1,944
Institutional Class	$146	$452	$782	$1,713

Acquiring Fund (Pro Forma)
Retail Class	$155	$480	$829	$1,813
Institutional Class	$129	$403	$697	$1,534

Portfolio Turnover

Each Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect each Fund’s performance.  During the most recent fiscal year, the Century Fund’s portfolio turnover rate was 82% of the average value of its portfolio.  During the six-month period ended April 30, 2017, the Century Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Performance Information

    The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Century Fund’s performance has varied from year to year as represented by the performance of Institutional Class shares and by showing how the Century Fund’s average annual returns compare with a broad measure of market performance.  The Century Fund’s past performance, before and after taxes, does not necessarily represent how the Acquiring Fund will perform in the future.  The Acquiring Fund has no performance history, since it will commence operations after the Reorganization is consummated.  The Acquiring Fund will adopt the financial statements and the performance history of the Century Fund.  Updated performance information is available on the Century Fund’s website at www.centuryfunds.com or by calling toll-free 800-303-1928.

Annual Total Returns for Institutional Class Shares (for years ended December 31)
Year to Date Return as of 6/30 /2017: 11.11%

Best Quarter:	2nd Quarter, 2009, 19.15%
Worst Quarter:	4th Quarter, 2008, -26.62%

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Average Annual Total Returns as of December 31, 2016
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	3.02%	9.64%	5.54%
Return After Taxes on Distributions	3.02%	7.44%	4.32%
Return After Taxes on Distributions and Sale of Fund Shares	1.71%	7.56%	4.40%
Retail Class
Return Before Taxes	2.67%	9.29%	5.18%
Russell 2000® Growth Index* (reflects no deduction for fees, expenses or taxes)	11.32%	13.74%	7.76%
*The Russell 2000® Growth Index is a broadly diversified index predominantly made up of growth stocks of small U.S. companies.

After tax returns in the table above are only illustrated for the Century Fund’s Institutional Class shares.  After tax returns for the Century Fund’s Investor Class shares will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund’s shares were sold at the end of the specified period.  The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Capitalization

The following table sets forth as of May 31, 2017, the net assets, number of shares outstanding and the net asset value (“NAV”) per share of the Century Fund and the Acquiring Fund.  This information is generally referred to as the capitalization of a Fund.  The term “pro forma capitalization” means the capitalization of the Acquiring Fund as of May 31, 2017 giving effect to the Reorganization.  The Acquiring Fund will not have any assets until after the closing is complete.  These numbers may differ as of the closing date of the Reorganization.
Fund Capitalization as of May 31 , 2017	Net Assets	Shares Outstanding	Net Asset Value Per Share

Century Fund (Investor Class)	$49,194,626.89	2,056,538.739	$23.92
Acquiring Fund (Retail Class) (pro forma)	$49,194,626.89	2,056,538.739	$23.92
Century Fund (Institutional Class)	$28,903,068.48	1,127,402.257	$25.64
Acquiring Fund (Institutional Class) (pro forma)	$28,903,068.48	1,127,402.257	$25.64

Comparison of Valuation Procedures

The Century Fund uses Century Trust’s Valuation Policy; the Acquiring Fund will use PMP Trust’s Valuation Policy which is more fully discussed in Appendix C.  The Century Fund and Acquiring Fund determine Net Asset Value in a substantially similar manner each business day that the New York Stock Exchange is open, by taking the market value of the fund’s total assets, subtracting the fund’s liabilities and then dividing the result (net assets) by the number of the fund’s shares outstanding.  If on a particular day, an exchange traded security does not trade, the Acquiring Fund will use the mean between the most recent quoted bid and asked prices, while the Century Fund determines generally market value based on quotes or closing prices obtained from a quotation reporting system, established market maker or reputable pricing service.  When market prices are not available, the Century Fund and Acquiring Fund make such determinations according to the portfolio securities’ fair value procedures, adopted respectively, by Century Trust’s and PMP Trust’s Boards and in accordance with the requirements of the 1940 Act.  There are no material differences between the procedures by which PMP Trust intends to value the securities of the Acquiring Fund and the procedures used by Century Trust to value the securities of the Century Fund.  Any other differences between the Century Trust’s Valuation Policy and the PMP Trust’s Valuation Policy are not material because of the types of securities held by the Century Fund and the Acquiring Fund.  Accordingly, applying PMP Trust’s valuation policies after the Reorganization to the Acquiring Fund will not result in material differences in the Acquiring Fund’s NAV compared to applying Century Trust’s valuation policies to the Century Fund prior to the Reorganization.

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INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

Century, the current investment adviser to the Century Fund, entered into an agreement to sell its mutual fund asset management business to Congress, investment adviser to the Congress family of mutual funds (the “Transaction”).  The closing of the Transaction is conditioned upon the appointment of Congress as investment adviser to the Acquiring Fund and the completion of the Reorganization and the reorganization of another Century-advised mutual fund into a corresponding Congress-advised mutual fund.  Accordingly, the Reorganization of the Century Fund may not be consummated even if shareholders of the Century Fund approve the Reorganization, if the closing conditions of the reorganization of the other Century-advised mutual fund are not satisfied.  By approving the Reorganization of the Century Fund into the Acquiring Fund, shareholders of the Century Fund will have the opportunity to continue their investment in a newly created fund that will be advised by Congress and that will have the same investment objective and substantially the same principal investment strategies to those of the Century Fund.  The Reorganization is expected to be a tax-free reorganization.

The Reorganization will shift management responsibility for the Acquiring Fund from Century to Congress.  The Acquiring Fund will be managed by the same portfolio manager who is currently responsible for the day-to-day management of the Century Fund, along with one new portfolio manager that Congress currently employs, and each will be jointly and primarily responsible for day to day management of the Acquiring Fund.  Congress is an experienced investment adviser to registered investment companies, high net worth individuals and institutions founded in 1985.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.

Century, the investment adviser to the Century Fund, recommends that the Century Fund be reorganized as a series of PMP Trust.  The Board of Century Trust has approved the Reorganization with respect to the Century Fund, into the Acquiring Fund, a new series of PMP Trust, subject to shareholder approval.

Board Considerations

The Century Trust Board considered and approved the Reorganization a meeting held on May 18, 2017.  Based upon the recommendation of Century and the Century Trust Board’s evaluation of the relevant information presented to it, the Trustees, including all trustees who are not “interested persons” of Century Trust or Century under the Investment Company Act of 1940 Act (the “1940 Act”), determined that the Reorganization was in the best interests of Century Fund shareholders for the reasons listed below, and also determined that interests of the Century Fund will not be diluted as a result of the Reorganization.  The PMP Trust Board considered and approved the proposed Reorganization at an in-person meeting held on May 25, 2017, where the PMP Trust Board discussed the anticipated benefits of reorganizing the Century Fund into PMP.

Among other things, the Century Trust Board reviewed, with the assistance of outside legal counsel, and the PMP Trust Board reviewed with Fund legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Plan, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.  In considering the Reorganization, the Century Trust Board took into account a number of additional factors.  Some of the more prominent considerations are discussed further below.

The Century Trust Board considered the following matters, among others and in no order of priority:

•
The Terms and Conditions of the Reorganization.  The Board considered the terms and conditions of the Reorganization, and, in particular, that the transfer of the assets of the Century Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Century Fund.  The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization and that the interests of shareholders would not be diluted as a result of the Reorganization.  The Board also noted that the Reorganization of the Century Fund would be submitted to its shareholders for approval;

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•
Similarity of Investment Objectives, Policies and Restrictions.  The Board considered that the investment objective, policies and strategies of the Century Fund are substantially similar to those of the Acquiring Fund.  In particular, the Board considered representations made to it that the similarity of investment strategy, together with Mr. Thorndike’s role in the day-to-day management of the Acquiring Fund’s portfolio, would not result in any portfolio repositioning in connection with the Reorganization;

•
Expenses Relating to Reorganization.  The Board considered that Century and Congress will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials, and that the Century Fund would not bear such costs;

•
Fees and Expenses.  The Board considered that the Century Fund currently has a combined investment advisory and administration fee of 0.95% of the Century Fund’s average daily net assets, while the Acquiring Fund will have an investment advisory fee of 0.85% of the Acquiring Fund’s average daily net assets and an administration fee expected to be, based on expected asset levels after the Reorganization, approximately 0.10% of the Acquiring Fund’s average daily net assets.  The Board considered that it was expected that the Century Fund’s total annual fund operating expenses will increase due to a recent large shareholder redemption and that Congress had agreed to limit the Acquiring Fund’s total annual fund operating expenses to 1.30% and 1.55% for the Institutional Class shares and Retail Class shares, respectively, for at least two years from the closing of the Reorganization.  The Board noted that no expense caps are currently in effect for the Century Fund.  The Board also considered that no sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization;

•
The Experience and Expertise of Congress.  The Board considered that Congress is an experienced investment adviser with approximately $8 billion of overall assets under management that, since 1985, has provided investment advisory services to endowments, high net worth individuals, 401k plans and advisory platforms.  The Board also considered that Congress currently manages three mutual funds and considered the historical investment performance of those funds, as well as the qualifications and experience of the investment personnel who would be managing the Acquiring Fund;

•
Tax Consequences.  The Board considered that the Reorganization is expected to constitute a tax- free reorganization for U.S. federal income tax purposes and is conditional upon receipt of an opinion of counsel to such effect.  Assuming that the Reorganization so qualifies, neither the Century Fund nor its shareholders generally will recognize any gain or loss upon the transfer of all of the assets of the Century Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Century Fund’s liabilities, or upon the distribution of the Acquiring Fund shares in exchange for Century Fund shares in that Reorganization;

•	Potential Economies of Scale. The Board considered Congress’ distribution capabilities, the prospects for future growth of the Acquiring Fund and that the shareholders of the Century Fund may benefit from economies of scale depending on the future growth of the Acquiring Fund. The Board noted that economies of scale are difficult to identify or quantify and that fee levels and expense subsidization, among other factors, may be relevant. The Board noted that Congress would contractually agree to waive its advisory fee or reimburse Acquiring Fund expenses so that the Acquiring Fund does not exceed its expense cap;

•
PMP Trust.  The Board considered the governance structure and operations of the PMP Trust Board, the compliance program and the service providers rendering core services to the PMP Trust.  The Board also considered that at least 75% of the PMP Trust Board will be comprised of trustees who are not “interested persons” (as defined in the 1940 Act) of Century, Congress, or their respective affiliates, for at least three years following the Reorganization;

•
Shareholder Services.  The Board considered that the investor services and features available to shareholders of both the Century Fund and the Acquiring Fund are similar and that shareholders would have additional fund options available for exchange through the Congress Funds after the Reorganization;

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•
The Recommendation of Century.  The Board considered the recommendation of Century, the Century Fund’s investment adviser, in favor of the Reorganization but, in evaluating that recommendation, also considered the fact that Century has a financial interest in the consummation of the Reorganization; and

•
Other Options.  The Board considered the decreasing net assets of the Century Trust and the viability of the Century Fund absent approval of the proposed Reorganization.  The Board determined that it was not able to identify realistic better alternatives to the Reorganization and that the Reorganization would provide shareholders with the options of (1) transferring their investment to a similar fund in the Reorganization, which generally is not expected to result in the recognition of gain or loss by the Century Fund or its shareholders for federal income tax purposes, or (2) redeeming their investment in the Century Fund, which might have adverse tax consequences for them.

The Century Trust Board received confirmation from Century and PMP Trust that all of the above conditions had been (or would be) met at the time of the Reorganization.  After consideration of the factors noted above, together with other factors and information considered to be relevant, the Century Trust Board, including all trustees who are not “interested persons” of Century Trust or Century under the 1940 Act, determined that the interests of current shareholders of the Century Fund will not be diluted as a result of the Reorganization, and the Reorganization is in the best interests of the Century Fund based on Century’s assurances that shareholders would benefit from the reorganization of the Century Fund into the Acquiring Fund.  Accordingly, the Century Trust Board approved the Reorganization.

The Plan

The Plan sets forth the terms by which the Century Fund will be reorganized into the Acquiring Fund.  The form of the Plan is attached as Appendix A and the description of the Plan contained herein is qualified in its entirety by the attached Plan.  The following sections summarize the material terms of the Plan and the federal income tax treatment of the Reorganization.

The Plan provides that upon the transfer of all of the assets and liabilities of the Century Fund to the Acquiring Fund, the Acquiring Fund will issue to the Century Fund that number of full and fractional Acquiring Fund shares having an aggregate net asset value equal in value to the aggregate net asset value of the full and fractional Century Fund shares outstanding as of the Valuation Time, calculated as of the closing date of the Reorganization (the “Closing Date”).  The Century Fund has two classes of shares outstanding—Retail Class and Institutional Class shares.  Holders of Investor Class shares and Institutional Class shares of the Century Fund will receive Retail Class and Institutional Class shares of the Acquiring Fund, respectively.  The Century Fund will redeem its shares in exchange for the Acquiring Fund shares received by it and will distribute such shares to the shareholders of the Century Fund in complete liquidation of the Century Fund.  Century Fund shareholders will receive Acquiring Fund shares based on their respective holdings in the Century Fund as of the last business day preceding the Closing Date (the “Valuation Time”).

Upon completion of the Reorganization, each shareholder of the Century Fund will own that number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Century Fund as of the Valuation Time.  Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Century Fund for such shareholder.

Until the Valuation Time, shareholders of the Century Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Century Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Century Fund will be canceled on the books of the Century Fund and the transfer agent’s books of the Century Fund will be permanently closed.

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The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel of the Acquiring Fund addressed to the Century Fund and the Acquiring Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Plan.  Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization will be at the close of business on [September 15, 2017], or such other date as is agreed to by the parties.

The Plan may not be changed except by an agreement signed by each party to the Plan.

Other Legal Requirements under the 1940 Act

Because Century will receive compensation for the sale of its mutual fund asset management business to Congress in connection with the Reorganization, Congress has undertaken to comply with the requirements of Section 15(f) of the 1940 Act.  Section 15(f) of the 1940 Act provides that, when a change in control occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s board of trustees must be independent trustees.
Costs and Expenses of the Reorganization

The Plan provides that all expenses of the Reorganization will be borne by Congress and Century.  Such expenses include, without limitation:  (a) expenses associated with the preparation and filing of this Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) costs to terminate the Century Fund; and (f) legal fees incurred by Century Trust and PMP Trust.

Federal Income Tax Consequences

As further discussed below, a non-waivable condition to the Reorganization, the Century Fund and the Acquiring Fund will have received an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization as defined by Section 368(a) of the Code, and that accordingly, neither the Century Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization, and that the tax basis and the holding period of the Century Fund shares received by each shareholder of the Acquiring Fund in the Reorganization will be the same as the tax basis and holding period of the Century Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Acquiring Fund shares received, the Century Fund’s shares given up must have been held as capital assets by the shareholder.  Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Century Fund.  This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect.  Any such changes could alter the tax consequences described in this summary.

Any capital loss carry-forwards on the date of the Reorganization would be carried over to the Acquiring Fund.  Capital losses for tax years beginning on or before December 22, 2010, can be carried forward for eight years as short‑term capital losses.  Capital losses for tax years beginning after December 22, 2010, may be carried forward without limitation and are utilized before losses from years beginning on or before December 22, 2010.  The Acquiring Fund’s use of such losses is subject to certain limitations.  As of October 31, 2016, the Century Fund had available for federal tax purposes unused capital loss carry‑forwards of $4,185,589, which are available to offset future realized gains.  To the extent that these carry‑forwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The amount of any capital loss carry-forwards at the Closing Date will depend on the results of investment trading activity through that date.

As of October 31, 2016 the Century Fund elected to defer late year ordinary losses of $1,084,772.  Code Section 852(b)(8) provides that any late-year losses of a regulated investment company (“RIC”) that are deferred pursuant to the elective provision in Code Section 852(b)(8) are treated as occurring on the first day of the RIC’s following taxable year.  Since the Century Fund has an October 31 taxable year-end and elected to defer late-year losses for its taxable year ended October 31, 2016, those losses will be treated as losses of the Century Fund that occurred on November 1, 2016.  Assuming the Reorganization occurs on or before October 31, 2017, the Acquiring Fund will report on its tax return for the taxable year ended October 31, 2017 all of the Century Fund’s income and losses from November 1, 2016 through the closing of the Reorganization, including any late-year losses that were deferred from the Century Fund’s year ended October 31, 2016.

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This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Century Fund or Acquiring Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Century Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

The Acquiring Fund and the Century Fund will receive an opinion from the law firm of Schiff Hardin LLP, substantially to the effect that, based on certain facts, assumptions and representations made by the Century Fund and the Acquiring Fund, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a) The Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by the Century Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Century Fund Shares, will qualify as a “reorganization” (as defined in Section 368(a)(1)), and each of the Century Fund and the Acquiring Fund will be “a party to a reorganization” (within the meaning of Section 368(b));

(b) The Century Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Century Fund Shares;

(c) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d) The Acquiring Fund’s basis in each Asset will be the same as Century Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each Asset will include the Century Fund’s holding period therefor;

(e) A Shareholder will recognize no gain or loss on the exchange of all its Century Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(f) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Century Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Century Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g) For purposes of Section 381, the Acquiring Fund will be treated just as the Century Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Century Fund’s taxable year, the Century Fund’s tax attributes enumerated in Section 381(c) will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Century Fund’s taxable year before the Reorganization will be included in the Acquiring Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 and the regulations thereunder.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in a Century Fund shareholder recognizing gain or loss with respect to the receipt of Acquiring Fund shares equal to the difference between that shareholder’s basis in the Century Fund shares surrendered in the Reorganization and the fair market value, as of the time of the Reorganization, of the Acquiring Fund’s shares received in exchange therefor.  In such event, a shareholder’s aggregate basis in the shares of the Acquiring Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held Century Fund shares.

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If any of the representations or covenants of the parties referred to above is inaccurate, the tax consequences of the transaction could differ materially from those summarized above.  Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with this transaction.  No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.  Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Investment Advisers

Century is the current investment adviser to the Century Fund.  Following the Reorganization, Congress will serve as the investment adviser to the Acquiring Fund.  Congress is located at 2 Seaport Lane, Boston, Massachusetts 02210.  Congress was founded in 1985 and serves as an investment adviser to registered investment companies, high net worth individuals and institutions.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.  Subject to the general supervision of the PMP Trust Board, Congress is responsible for managing the Acquiring Fund in accordance with its investment objective and policies, and making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities.  Congress will also maintain related records for the Acquiring Fund.

Investment Advisory Agreements

Under the investment advisory agreement with PMP Trust, on behalf of the Acquiring Fund, Congress will supervise the management of the Acquiring Fund’s investments and business affairs.  At its expense, Congress will provide office space and all necessary office facilities, equipment and personnel for servicing the investments of the Acquiring Fund.  Century currently serves as the Century Fund’s investment adviser pursuant to an investment advisory and management services agreement with Century Trust on behalf of the Century Fund.

There will be a difference in the management fee arrangement for the Acquiring Fund as compared to the Century Fund.  Under the current investment advisory and management services agreement with Century, the Century Fund pays a combined advisory fee and administration fee of 0.95% of the Century Fund’s average daily net assets.  Following the Reorganization, under the investment advisory agreement with Congress, the Acquiring Fund will pay an advisory fee of 0.85% of the Acquiring Fund’s average daily net assets.  The Acquiring Fund will also pay a separate administration fee to the Acquiring Fund’s administrator as a percentage of the Acquiring Fund’s average daily net assets, pursuant to a separate agreement.  Given the Century Fund’s current asset level, the Acquiring Fund’s administration fee will be approximately 0.10%.  In addition to the advisory fees, the Acquiring Fund incurs other expenses such as custodian, transfer agency, interest, AFFE and other customary Fund expenses.

In addition, there is expected to be a difference in the total annual fund operating expenses for the Acquiring Fund as compared to the Century Fund.  The Century Fund’s total annual fund operating expenses for the twelve month period ended October 31, 2016, were 1.16% and 1.46% for the Institutional Class shares and Investor Class shares, respectively.  The Century Fund’s total annual fund operating expenses for the twelve month period ended April 30, 2017, were 1.18% and 1.47% for the Institutional Class shares and Investor Class shares, respectively.  However, the assets of the Century Fund significantly declined from a twelve-month average of $156.9 million as of April 30, 2017 to current assets of $78,097,695 on May 31, 2017, due to a large shareholder redemption.  Accordingly, it is expected that the total annual fund operating expenses will increase from current levels for both the Century Fund and the Acquiring Fund.  If average net assets were to remain stable at approximately $78,097,695 for the next twelve months, the Century Fund’s total annual fund operating expenses could be approximately 1.43% and 1.64% for the Institutional Class shares and Investor Class shares, respectively.  Likewise, based on asset levels of the Century Fund on May 31, 2017 and the expense structure of the Acquiring Fund, it is estimated that the Acquiring Fund’s total annual fund operating expenses could be approximately 1.27% and 1.52% for the Institutional Class shares and Retail Class shares, respectively.  In order to ensure these expenses do not rise significantly in the future, Congress has contractually agreed to an operating expense limitation agreement that limits the Acquiring Fund’s total annual operating expenses to 1.30% and 1.55% for the Acquiring Fund’s Institutional Class shares and Retail Class shares, respectively (“Expense Caps”) for at least two years from the closing of the Reorganization.  The Century Fund does not have any Expense Caps.

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The Expense Caps will remain in effect indefinitely, but at least until September 30, 2019. The Expense Limitation Agreement may be terminated at any time by the PMP Board of Trustees upon 60 days’ notice to Congress, or by Congress with consent of the Board.  Congress is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months.  This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.   However, based on the estimated total annual fund operating expenses for the Institutional Class shares and Retail Class shares of the Acquiring Fund, expenses will be below the Expense Caps.

The Century Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2016 contains information about the factors that the Century Trust Board of Trustees considered in approving the Century Fund’s investment advisory and management services agreement.  A discussion of the basis of the PMP Trust Board’s approval of the advisory agreement with Congress will be included in the PMP Trust’s October 31, 2017 Annual Report.

Portfolio Managers

The Acquiring Fund will be managed by the same portfolio manager who is currently responsible for the day-to-day management of the Century Fund, along with one new portfolio manager that Congress currently employs and each will be jointly and primarily responsible for day to day management of the Acquiring Fund.  Congress is an experienced investment adviser to registered investment companies, high net worth individuals and institutions founded in 1985.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.

Gregg A. O’Keefe, MBA, CFA.  Mr. O’Keefe is a Chartered Financial Analyst charter holder, serves as Executive Vice President of and as a Portfolio Manager for Congress and will be jointly and primarily responsible for day‑to‑day management of the Acquiring Fund.  Mr. O’Keefe is the Chair of the Advisor’s Investment Policy Committee for the Small Cap Growth Strategy (the “Committee”).  The Committee consists of the portfolio managers and research analysts and is responsible for the selection and disposition of the Acquiring Fund’s portfolio holdings.  Prior to joining Congress in 1986, Mr. O’Keefe served as an Analyst for Trustee & Investors Co., Inc.  Mr. O’Keefe holds a Bachelor of Science in Business Administration degree in Accounting from Boston University and a Master of Business Administration degree in Finance from Boston College.
Alexander L. Thorndike, MBA.  Following the Reorganization, Mr. Thorndike will serve as Executive Vice President and Managing Director for Congress and will be jointly and primarily responsible for the day-to-day management of the Acquiring Fund as a Portfolio Manager.  Mr. Thorndike will be a member of the Advisor’s Investment Policy Committee for the Small Cap Growth Strategy (the “Committee”).  The Committee consists of the portfolio managers and research analysts and is responsible for the selection and disposition of the Acquiring Fund’s portfolio holdings.  Mr. Thorndike is currently a Managing Partner of Century Capital Management, LLC.  He is primarily responsible for the day-to-day management of the Century Fund and has been a portfolio manager for the Century Fund since joining Century in 1999.  Mr. Thorndike has more than 26 years of equity research and portfolio management experience.  Mr. Thorndike holds a Bachelor of Arts in English Literature degree from Harvard University and a Master of Business Administration degree from Northwestern University’s Kellogg Graduate School of Management
The Statement of Additional Information relating to this Proxy Statement provides additional information about the Acquiring Fund’s portfolio managers, including other accounts they manage, their ownership of Century Fund shares and their compensation.

Purchase, Redemption and Exchange Policies

The purchase, redemption and exchange policies for the Funds are discussed below.  For a more complete discussion of the Acquiring Fund’s purchase and redemption policies, please see Appendix C.

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Share Class Offerings

The Century Fund offers Investor Class and Institutional Class shares.  The Acquiring Fund is offering Retail Class and Institutional Class shares pursuant to this Proxy Statement.  If the Reorganization is consummated, shareholders of the Century Fund holding Investor Class and Institutional Class shares will receive Retail Class and Institutional Class shares of the Acquiring Fund, respectively, in the Reorganization.  Nothing contained herein shall be construed as an offer to purchase or otherwise acquire Retail Class or Institutional Class shares of the Acquiring Fund other than in connection with the Reorganization, and nothing contained herein shall be construed as an offer to purchase or otherwise acquire any other class of shares of the Acquiring Fund.  The PMP Trust Board has reserved the right to create and issue additional classes of the Acquiring Fund following the Reorganization.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.

Institutional Class shares of the Acquiring Fund are sold at net asset value (“NAV”), without an initial sales charge and are not subject to a Rule 12b‑1 fee or contingent deferred sales charge.  Retail Class shares of the Acquiring Fund are sold at NAV, without an initial sales charge or contingent deferred sales charge.  Retail Class shares of the Acquiring Fund will be subject to a Rule 12b‑1 fee of 0.25% of the Fund’s average daily net assets annually.  The Investor Class shares of the Century Fund are permitted to pay the same Rule 12b‑1 fee rate.  While each of the Century Fund and Acquiring Fund is permitted to pay up to a 0.25% Rule 12b‑1 fee, the Century Fund’s Rule 12b‑1 plan is a “reimbursement plan” that in the most recent fiscal year resulted in payments under the plan of 0.21%, while the Acquiring Fund’s Rule 12b‑1 plan is a “compensation plan,” which is expected to result in annual payments under the plan of 0.25%.  Retail Class and Institutional Class shares of the Acquiring Fund will be subject to different initial and additional investment requirements than Investor and Institutional Class shares of the Century Fund as set forth in the chart below.
Buying and Selling Fund Shares

The Acquiring Fund has different minimum investment requirements with respect to Retail Class and Institutional Class shares in comparison to the Century Fund’s Investor Class and Institutional Class shares, respectively, as set forth in the chart below.

Type of Account	Minimum Initial Investment*	Minimum Additional Investment
Century Fund Investor Class Shares
– Standard Accounts	$2,500	$50
– IRA or UGMA Accounts (with an automatic investment plan)	$1,000	$50
Acquiring Fund Retail Class Shares
– Standard Accounts	$2,000	None
– Traditional and Roth IRA Accounts	$2,000	None
– Accounts with Automatic Investment Plans	$2,000	None

Type of Account	Minimum Initial Investment*	Minimum Additional Investment
Century Fund Institutional Class Shares
– Standard Accounts	$100,000	None
Acquiring Fund Institutional Class Shares
– Standard Accounts	$500,000	None
– Traditional and Roth IRA Accounts	$500,000	None
*The initial investment minimum will be waived with respect to shareholder accounts opened in connection with the Reorganization.

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Purchase and Redemption Policies	Century Small Cap Select Fund	Congress Small Cap Growth Fund

Purchases
By mail, check, wire and electronic transfer, systematic investment program, directly from the Fund or through financial intermediaries such as broker-dealers, fund supermarkets, financial advisors or retirement plans.
By mail, check, telephone, wire and electronic transfer, automatic investment plan, directly from the Fund or through financial intermediaries.

Redemptions	By mail and telephone.	By mail, telephone, wire, financial intermediaries and systematic withdrawal plan.

Purchase and Redemption Policies	Century Small Cap Select Fund	Congress Small Cap Growth Fund
Redemptions In-Kind
The Century Fund reserves the right to make a “redemption in-kind” payment in portfolio securities rather than in cash if your redemptions exceed $250,000 or more than 1% of the Century Fund’s NAV (whichever is less) within any 90-day period.

The Acquiring Fund reserves the right to pay redemption proceeds in whole or in part by distributions of portfolio securities (a “redemption in-kind”).  It is not expected that the Acquiring Fund would do so except during unusual market conditions or if the redemption amount is large enough to affect the Acquiring Fund’s operations (e.g., if it represents more than 1% of the Acquiring Fund’s assets).

Redemption Fees	1.00% on Fund shares held less than 90 days, as a percentage of total redemption proceeds.	None.

Exchange Privileges of the Funds

The Funds are subject to the exchange privileges listed below.

Century Fund.  You are permitted to redeem shares in the Century Small Cap Select Fund by telephone for the purpose of using the redemption proceeds to purchase shares of another Century Fund.  Before initiating an exchange, you should read the portions of the prospectus pertaining to the fund you want to acquire.  The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. Exchanges will be effected at the respective net asset values of the funds involved as next determined after receipt of the exchange request.  You will not be charged any additional fees for the transaction.  The Century Small Cap Select Fund may modify or terminate this exchange privilege at any time without prior notice.

For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of the shares received in the exchange (except for exchanges within retirement accounts).  You should consult your tax advisor about the tax consequences of exchanging Fund shares.

The transfer agent will use reasonable procedures to confirm the identity of shareholders and the authenticity of exchange instructions, including requiring personal identification, but will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine.  This privilege is automatically available to you without any further action on your part.

Acquiring Fund.  You may exchange all or a portion of your investment, from one Congress fund to any other Congress fund, by mail or telephone provided you established telephone exchange privileges on your account application.  Any new account established through an exchange will be subject to each Congress fund’s minimum investment requirement.  In addition, existing accounts are subject to a minimum exchange requirement of $50.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.  You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number) and within the same share class.  This exchange privilege may be terminated or modified by the Acquiring Fund at any time upon a 60-day notice to shareholders.  Call the Acquiring Fund at 1‑888‑688‑1299 to learn more about exchanges.

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Distribution and Tax Information

The Acquiring Fund intends to distribute to its shareholders substantially all of its income and capital gains annually.  Dividends, if any, are declared and paid annually by the Acquiring Fund.  The Acquiring Fund intends to make distributions of capital gains, if any, at least annually.  If you own shares on the record date of the distribution, you will be entitled to receive the distribution.
Shareholders of the Century Fund who currently have their dividends or distributions reinvested will have dividends or distributions received from the Acquiring Fund reinvested in Retail Class shares or Institutional Class shares of the Acquiring Fund after the Reorganization.  Shareholders of the Century Fund who have elected to receive dividends or distributions in cash will receive dividends or distributions from the Acquiring Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Acquiring Fund.

The Century Fund’s and Acquiring Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Century Fund or Acquiring Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Century Fund or Acquiring Fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Century Fund or Acquiring Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Shareholder Information

As of the Record Date, the Century Fund’s shareholders of record and/or beneficial owners (to the Century Trust’s knowledge) who owned 5% or more of each class of the Century Fund shares are set forth below in Appendix B-1, “Shareholder Information for the Century Small Cap Select Fund.”

Description of the Securities to be Issued; Rights of Shareholders

The following is a comparison of certain important provisions of the governing instruments and governing laws of the Funds, but is not a complete description.  Further information about the Century Fund’s governance structure is contained in its SAI and its governing documents, which are on file with the SEC.  Further information about the Acquiring Fund’s governance structure is contained in the SAI and its governing document, which are on file with the SEC.

Organization and Governing Law.  The Century Fund is a series of the Century Trust and the Acquiring Fund is a series of the PMP Trust (the Century Trust and the PMP Trust are referred to herein as the “Trusts”).  Each Trust is a Massachusetts business trust.  Each Fund is governed by the respective Trust’s Declaration of Trust (together, the “Declarations”) and the respective Trust’s By-Laws, both as amended, restated, or supplemented from time to time.  Each Fund and its business and affairs are managed under the supervision of its Board.

Shares. When issued and paid for in accordance with the prospectuses, shares of both Funds are fully paid and non-assessable, having no preemptive or subscription rights.  Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses.  Such distributions may be in cash or in additional Fund shares or in a combination thereof.  In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

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Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Funds are not required to hold annual shareholder meetings under Massachusetts law or their governing instruments.  The governing instruments of each Fund generally provide that a meeting of shareholders may be called at any time by the respective Board.  The Century Trust’s Declaration of Trust also provides that a meeting of shareholders may be called by any person or persons as may be specified in the By-Laws upon written application.  The governing instruments of the PMP Trust provide that meetings of the shareholders may be called by the Trustees for the purpose of taking action upon any matter deemed by the Trustees to be necessary or desirable.  The governing instruments of the Century Trust provide that a special meeting of shareholders may be called by the Trustees for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders or upon any matter deemed by the Trustees to be necessary or desirable.

Submission of Shareholder Proposals.  The PMP Trust does not have a provision in its governing instruments requiring that a shareholder provide notice to the Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

Quorum.  The governing instruments of the PMP Trust provide that a quorum will exist if shareholders of 40 percent of the shares entitled to vote are present at the meeting in person or by proxy, except when a larger quorum is required by applicable law.  The governing instruments of the Century Trust provide that a quorum will exist if shareholders of 30 percent of the shares entitled to vote are present at the meeting in person or by proxy.

Number of Votes.  The governing instruments of each Trust provide that each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold.  The governing instruments do not provide for cumulative voting.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their governing instruments and applicable state law.  For matters on which shareholders of a Fund do not have a right to vote, the Board of the Fund may nonetheless determine to submit the matter to shareholders for approval.

Election and Removal of Trustees. The Trustees of the PMP Trust, by majority vote, may elect to remove Trustees.  Shareholders of the PMP Trust and Century Trust may elect Trustees at any meeting of the shareholders called by the Trustees for that purpose.  Trustees of the Century Trust may be removed by at least two-thirds of the Trustees or at any meeting of shareholders by a vote of two-thirds of the outstanding shares.

Amendment of Governing Instruments.  The Declaration of the PMP Trust may be amended by the Trustees in writing and signed by a majority.  The By-Laws of the PMP Trust may be amended by a majority of shareholders and the Trustees may amend the By-Laws subject to this right.  The Declaration of the Century Trust may be amended by the Trustees, without shareholder vote or by shareholder vote with respect to certain items as outlined in the Declaration of Trust and determined by the Trustees.  The By-Laws of the Century Trust may be amended by a majority of the Trustees.

Mergers and Reorganizations.  The Trustees of the PMP Trust may cause the Trust or its series to be merged with or without shareholder approval.  The PMP Trust requires a vote of a “1940 Act majority” of shareholders for a merger, except for affiliated fund mergers that comply with Rule 17a‑8(a)(3) under the 1940 Act.  A “1940 Act majority” is the lesser of (i) 67% of the shares of a Fund that are present at the meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the meeting, or (ii) more than 50% of the shares of a Fund outstanding on the record date.  The Trustees of the Century Trust may cause the Trust or its series to be merged, so long as it is authorized by a vote of shareholders.  The Century Trust or its series may also be merged when authorized at a meeting of shareholders called for that purpose, or by written instrument without a meeting, by the vote of the holders of two-thirds of the outstanding shares; provided, however, that if such merger is recommended by the Trustees of the Century Trust the vote or written consent of a “1940 Act majority” of shareholders is sufficient authorization.   The Trustees of the Century Trust may, without the vote of or consent of shareholders, cause to be organized any other trust or organization to take over all of the Trust property or property belonging to its series.  Additionally, the Trustees of the Century Trust may cause a merger between the Century Trust and any such other trust or organization.

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Liquidation of a Fund.  The Trustees of the PMP Trust may liquidate a Fund by written notice to the shareholders of such Fund.  Any series of the Century Trust may be liquidated upon the vote of shareholders holding at least two-thirds of the shares or by the Trustees with written notice to the shareholders of such Fund.

Indemnification.  The governing documents generally provide for the indemnification of each Trust’s Trustees and officers against all liabilities and expenses incurred by any Trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person.  Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.

Fund Trustees and Officers

PMP Trust is managed by the PMP Trust Board.  Therefore, the Acquiring Fund will have a different Board of Trustees from the Century Fund.  Below are the members of the PMP Trust Board:

Name, Address And Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
i. Independent Trustees of the Trust(1)
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	4	Director, PNC Funds (34 series), PNC Advantage Funds (1 series)
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc. (international consumer products conglomerate.)	4	Trustee, The Dana Foundation.

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Name, Address And Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Direxion Funds since 2013; formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC 1997-2013.	4	Interested Trustee, Direxion Funds (24 series), Direxion Shares ETF Trust (142 series) and Direxion Insurance Trust.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	4	None.
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	4	Independent Trustee, AMG Funds (67 series); Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
ii. Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable	Not Applicable
Aaron J. Perkovich (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2016.	Vice President, U.S. Bancorp Fund Services, LLC, since June 2006.	Not Applicable.	Not Applicable.
Melissa Breitzman (born 1983) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since June 2005.	Not Applicable.	Not Applicable.

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Name, Address And Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Craig Benton (born 1985) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since November 2007.	Not Applicable.	Not Applicable.
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.
(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Congress Small Cap Growth Fund, as well as the following Funds offered in a separate Prospectus and SAI: Congress All Cap Opportunity Fund, Congress Mid Cap Growth Fund, and the Congress Large Cap Growth Fund.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Other Fund Service Providers

The Acquiring Fund will engage the service providers set forth in the chart below.

Service Providers
Distributor and Principal Underwriter	Quasar Distributions, LLC
Custodian	U.S. Bank, National Association
Transfer Agent	U.S. Bancorp Fund Services, LLC
Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP

VOTING INFORMATION

A. RECORD DATE AND VOTING RIGHTS

Proxies are being solicited from the shareholders of the Century Small Cap Select Fund by the Century Trust Board for the Special Meeting to be held on August 25, 2017, at 10:00 a.m. Eastern time at the offices of Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.
The Board has fixed the close of business on June 28, 2017 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.  Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.  As of the Record Date, the total number of issued and outstanding shares of beneficial interest of Investor Class and Institutional Class shares of the Century Small Cap Select Fund was 2,027,573.132 and 1,089,636.448, respectively.  Shareholders of record who own five percent or more of the Century Small Cap Select Fund as of the Record Date are set forth on Appendix B to this Proxy Statement.

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B. HOW TO VOTE

You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy ballot; or
•	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

C.	PROXIES

All proxies solicited by the Century Trust Board that are properly executed and received by the Secretary of the Century Trust prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Century Fund receives written notification to the contrary from any one of such persons.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.  All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes.  Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Century Fund.  You may also give written notice of revocation in person at the Special Meeting.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	QUORUM, ADJOURNMENTS AND VOTE REQUIRED

In order to hold the Special Meeting, a quorum of shareholders of the Century Fund must be present.  Holders of more than 50% of the total number of shares entitled to vote, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Reorganization proposal and holders of more than 30% of the total number of shares of the Century Fund entitled to vote, present in person or by proxy, shall constitute a quorum for the purpose of transacting any other business that may come before the Special Meeting unless a different quorum is required under the Century Fund’s organizational documents or applicable law.  Approval of the Reorganization with respect to the Century Small Cap Select Fund will require approval by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Century Fund.  The 1940 Act defines the vote of a majority of the outstanding voting securities of the Century Fund to mean the lesser of (i) 67% of the shares of the Century Fund that are present at the meeting, if the holders of more than 50% of the shares of the Century Fund outstanding as of the Record Date are present or represented by proxy at the meeting, or (ii) more than 50% of the shares of the Century Fund outstanding on the Record Date.  If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if a quorum is obtained, but sufficient votes required to approve the Plan are not obtained, the Chairman of the meeting may adjourn the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal.  The Special Meeting may be adjourned from time to time without notice other than announcement at the Special Meeting at which the adjournment is taken with respect to one or more matters to be considered at the Special Meeting to a designated time and place within a reasonable time after the date set for the original meeting, whether or not a quorum is present with respect to such matter.

E.	EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, if proxies are returned with respect to such shares these shares will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, if any, including adjournment of the Special Meeting, if any).

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Abstentions and broker non-votes will have the effect of shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  In order to prevent this result, the Century Small Cap Select Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Century Small Cap Select Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

F.	SOLICITATION OF PROXIES

The Century Small Cap Select Fund expects that the solicitation of proxies will be primarily by mail and telephone.  The solicitation also may include facsimile, Internet or oral communications by certain employees of Century, who will not be paid for these services.  Century has retained AST Fund Solutions to aid in the solicitation of proxies, at an anticipated cost of approximately $42,000.  Century and Congress will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST Fund Solutions, and other expenses incurred in connection with the solicitation of proxies.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firms of Schiff Hardin LLP, 666 Fifth Avenue, Suite 1700, New York, New York 10103 and Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, respectively.

EXPERTS

The financial statements and financial highlights of the Century Fund incorporated in this Proxy Statement by reference from the Century Fund’s Annual Report on Form N‑CSR for the fiscal year ended October 31, 2016 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  The data for the six-month period ended April 30, 2017 is unaudited.  As the Acquiring Fund will not be in operation until after the Reorganization, there are currently no financials.

OTHER MATTERS

The Century Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the current proposal is approved) should send their written proposals to the Secretary of Century Capital Management Trust c/o Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, so that they are received within a reasonable time before any such meeting.  The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees, /s/ Julie A. Smith Julie A. Smith Secretary, Century Capital Management Trust

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Appendix A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of June 28, 2017, among PROFESSIONALLY MANAGED PORTFOLIOS, a Massachusetts business trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin  53202 (“New Trust”), on behalf of a single segregated portfolio of assets (“series”) thereof listed under the heading “New Fund” on Schedule A attached hereto (“Schedule A”) (“New Fund”), and CENTURY CAPITAL MANAGEMENT TRUST, a Massachusetts business trust, with its principal place of business at 100 Federal Street, 209th Floor, Boston, MA 02110 (“Old Trust”), on behalf of the series thereof listed under the heading “Existing Fund” on Schedule A (“Existing Fund”), and solely with respect to section 4.8, and paragraph 6, Congress Asset Management Company, LLP and Century Capital Management, LLC.  (Each of the New Trust and Old Trust is sometimes referred to herein as an “Investment Company” and collectively, as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as the “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Fund wishes to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve the Existing Fund changing its identity ‑‑ by converting from a series of the Old Trust to a series of the New Trust ‑‑ by (1) transferring all of its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, (2) Existing Fund distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees (“Board”) includes a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund currently offers two classes of shares, designated as Investor Class shares and Institutional Class shares (“Investor Class Existing Fund Shares” and “Institutional Class Existing Fund Shares,” respectively, and collectively, “Existing Fund Shares”).  The New Fund will have two classes of shares, Retail Class shares and Institutional Class shares (“Retail Class New Fund Shares” and “Institutional Class New Fund Shares,” respectively, and collectively, “New Fund Shares”). The rights, powers, privileges, and obligations of the Retail Class New Fund Shares and the Institutional Class New Fund Shares will be substantially similar to those of the Investor Class Existing Fund Shares and Institutional Class Existing Fund Shares, respectively.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

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Appendix A-1

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund.  In exchange therefor, the New Fund shall:

(a)
issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Retail Class New Fund Shares equal to the number of full and fractional Investor Class Existing Fund Shares then outstanding; and (2) Institutional Class New Fund Shares equal to the number of full and fractional Institutional Class Existing Fund Shares then outstanding, and

(b)	assume all of the Existing Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3 The Liabilities shall consist of all of the Existing Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Congress Asset Management Company, LLP (the “Manager”) and Century Capital Management, LLC pursuant to paragraph 6.  The New Fund shall assume obligations of the Existing Fund with respect to the current and former members of the Board of Trustees of the Old Trust pursuant to indemnification agreements executed by the disinterested Trustees of the Old Trust.  Notwithstanding the foregoing, the Existing Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4 At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Investor Class Existing Fund Shares shall be credited with the number of full and fractional Retail Class New Fund Shares due that Shareholder, and the account for each Shareholder that holds Institutional Class Existing Fund Shares shall be credited with the number of full and fractional Institutional Class New Fund Shares due that Shareholder).  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records.  The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

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Appendix A-2

1.6 Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7 After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be terminated as a series of the Old Trust.

1.8 All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s independent registered public accounting firm upon reasonable request of the other Fund.  New Trust and Old Trust agree to use all commercially reasonable efforts to resolve prior to the Effective Time (defined below in paragraph 2.1) any material pricing differences for prices of portfolio securities of the Existing Fund to be transferred to the Acquiring Fund that result from the use of the valuation procedures of the Acquiring Fund as compared to the valuation procedures of the Existing Fund.

2. CLOSING AND EFFECTIVE TIME

2.1   Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after September 15, 2017 (“Effective Time”).  The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2 The Old Trust shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3 The Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Effective Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4 The Old Trust shall deliver to the New Trust and the Manager within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.

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Appendix A-3

2.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Old Trust, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a) The Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Massachusetts (“Massachusetts”), and its Agreement and Declaration of Trust dated August 27, 1999 (“Old Trust Declaration”) is on file with the Secretary of the State of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Existing Fund is a duly established and designated series of the Old Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e) The Old Trust, with respect to the Existing Fund,  is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Massachusetts law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

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Appendix A-4

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;

(h) The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended October 31, 2016, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements and the Existing Fund’s unaudited financial statements at and for the six months ended April 30, 2017 (copies of which the Old Trust has furnished to the New Trust), present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i) Since October 31, 2016, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation ending prior to the Closing Date, the Existing Fund has met  the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been eligible to and has computed its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; in respect of the taxable year beginning most recently prior to the Closing Date, the Existing Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure would cause the Existing Fund to fail to qualify as a RIC under the Code if its taxable year were to have ended as of the Closing date;

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Appendix A-5

(l) All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m) The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) The Existing Fund’s current prospectus and statement of additional information, to the best of the Existing Fund’s knowledge, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p) The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(q) The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s investment adviser has the authority to buy and sell securities for it;

(r) To the actual knowledge of the Old Trust’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the New Trust; and

(s) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2 The New Trust, on the New Fund’s behalf, represents and warrants to the Old Trust, on the Existing Fund’s behalf, as follows:

(a) The New Trust (1) is a Business Trust that is duly created, validly existing, and in good standing under the laws of Massachusetts, and its Certificate of Trust or Amended and Restated Declaration of Trust, dated February 17, 1987 as amended by Written Instrument dated June 1, 2015 (“New Trust Declaration”) is on file with the Secretary of State of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

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Appendix A-6

(b) At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e) No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Massachusetts law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h) The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

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(i) The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j) There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k) Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l) The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(m) The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3 Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will be equal to or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

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Appendix A-8

(f) No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Manager, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (including Reorganization Expenses) thereof; and

(g) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets ‑‑ except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization ‑‑ and be subject to the same liabilities that the Existing Fund owed or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4. COVENANTS

4.1 The Old Trust covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2 The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3 The Old Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.4 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6 The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

4.8 (a) The New Trust agrees that for a period of three (3) years after the Closing Date, the New Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the New Fund or the New Trust, as applicable (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Manager; and (b) the Manager agrees that for a period of two (2) years after the Closing Date, neither the Manager nor any of its affiliates (or any entity which will act as investment adviser to the New Fund (or any successor)) shall impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the New Fund (or any successor) as a result of the transactions contemplated hereby.

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Appendix A-9

5. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2 All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.5 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6 The Investment Companies shall have received an opinion of Schiff Hardin LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  (The receipt of such an opinion is a non‑waivable condition to closing.)  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b).  The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:

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(a) The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1), and each of the Existing Fund and the New Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b) The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c) The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d) The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor;

(e) A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f) A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g) For purposes of section 381, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7 Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one Retail Class New Fund Share and one Institutional Class New Fund Share (“Initial Shares”) to the Manager or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8 The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Manager or its affiliate as the New Fund’s sole shareholder;

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Appendix A-11

5.9 Prior to the Closing, Century or an affiliate shall have arranged for insurance in favor of the Old Trust Board of Trustees for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing upon such terms as may be reasonably acceptable to the Old Trust Board of Trustees;

5.10 The completion of the reorganization of the Century Shares Trust into the Congress Large Cap Growth Fund; and

5.11 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Manager and Century Capital Management, LLC shall bear the total Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses.  The Manager and Century Capital Management, LLC will pay all costs in connection with the termination of the Existing Fund.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.  The Old Trust must submit for reimbursement to the Manager and Century Capital Management, LLC, any invoices related to Reorganization Expenses within 90 days of the Closing.

7. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1   By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2017, or such other date as to which the Investment Companies agree; or

8.2 By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

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Appendix A-12

9. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of the New Fund listed on Schedule A

By: /s/ Elaine E. Richards
Elaine E. Richards
President

CENTURY CAPITAL MANAGEMENT TRUST, on behalf of the Existing Fund listed on Schedule A

By: /s/ Alexander L. Thorndike
Alexander L. Thorndike
Managing Partner

Solely for purposes of paragraphs 4.8 and 6,
CONGRESS ASSET MANAGEMENT COMPANY, LLP

By	/s/ Daniel A. Lagan
Daniel A. Lagan
President

Solely for purposes of paragraph 6,
CENTURY CAPITAL MANAGEMENT, LLC

By	/s/ Alexander L. Thorndike
Alexander L. Thorndike
Managing Partner

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Appendix A-14

SCHEDULE A

Existing Fund Century Capital Management Trust	To be Reorganized into	New Fund Professionally Managed Portfolios
Century Small Cap Select Fund	è	Congress Small Cap Growth Fund

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Appendix A-15

Appendix B

SHAREHOLDER INFORMATION FOR CENTURY SMALL CAP SELECT FUND

Ownership of Securities of the Century Fund.  As of the Record Date June 28, 2017, the Century Fund had the following number of shares issued and outstanding.

Shares Issued & Outstanding as of June 28, 2017	Investor Shares	Institutional Shares
Century Small Cap Select Fund	2,027,573.132	1,089,636.448

As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Century Small Cap Select Fund:

Principal Shareholders and Control Persons as of June 28, 2017	Shareholder and Address	Percentage of Fund Owned	Record or Beneficial Owner?
Investor Class Shares	Charles Schwab Co. Inc. 9601 E. Panorama Circle Englewood, CO 80112-3441	33.14%	Record

	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	32.58%	Record

	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.69%	Record

Institutional Class Shares	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	35.33%	Record

	Charles Schwab Co. Inc. 9601 E. Panorama Circle Englewood, CO 80112-3441	12.55%	Record

	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	11.93%	Record

	Alexander Thorndike 100 Federal Street, 29th Floor Boston, MA 02110	11.39%	Beneficial

	Carole P. Bailey 100 Federal Street, 29th Floor Boston, MA 02110	5.41%	Beneficial

As of the Record Date no beneficial shareholder owned 25% or more of the outstanding shares of the Century Fund or a class of the Century Fund, and as such, no beneficial shareholder would be presumed to be in “control” (as that term is defined in the 1940 Act) of the Century Fund or that class.  Beneficial shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a fund.
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Appendix B-1

As of June 28, 2017, the officers and trustees of Century Trust, as a group, owned 33.43% of the outstanding Institutional Class shares of the Century Small Cap Select Fund and 1.00% of the outstanding Investor Class shares of the Century Small Cap Select Fund.  As of June 28, 2017, the officers and trustees of PMP Trust as a group did not own any shares of the Century Small Cap Select Fund.

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Appendix B-2

Appendix C

VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION

Description of Classes

The following table lists the key features of the Retail Class and Institutional Class shares for the Acquiring Fund.

	Retail Class	Institutional Class
Minimum Initial Investment	$2,000 – Standard Accounts $2,000 – Traditional and Roth IRAs $2,000 - Accounts with Automatic Investment Plans	$500,000 – Standard Accounts $500,000 – Traditional and Roth IRAs
Subsequent Minimum Investment	None	None
Waiver/Reduction of Investment Minimums	The investment adviser may waive or reduce the initial or subsequent minimum investment amounts in certain circumstances.
Although not limited to the list below, the investment adviser may waive or reduce the initial or subsequent minimum investment amounts in any of following circumstances:
• Retirement, defined benefit and pension plans with plan
      assets of at least $25 million;
• Bank or Trust companies investing for their own
      accounts or acting in a fiduciary or similar capacity;
• Institutional clients of the investment adviser;
• Trustees and Officers of the Trust; and
• Employees of the investment adviser and its affiliates
      and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships,
      grandparent, grandchild and Uniform Gift or Transfer to
      Minors Act accounts naming qualifying persons).

Fees	• 12b-1 fee of 0.25%	None.
Conversion Feature
Subject to the investment adviser’s approval, if investors currently holding Retail Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there are no tax consequences.  To inquire about converting your Retail Class shares to Institutional Class shares, please call 1‑888‑688‑1299.

None.

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Retail Class	Institutional Class
Eligible Investors	Include: • individual accounts, • traditional and Roth IRA accounts, and • certain accounts maintained through financial intermediaries
Designed for accounts of institutions maintained directly with the Acquiring Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”).  Such institutions include:
• financial institutions,
• pension plans,
• retirement accounts,
• qualified plans,
• corporations, trusts, estates, religious and charitable
      organizations, and
• financial intermediaries that charge their customers
      transaction or other distribution or service fees with
      respect to their customers’ investments in the
      Acquiring Fund.

Special Instructions for Institutional Class Shares
The Acquiring Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit‑sharing plans, employee benefit trusts, endowments, foundations and corporations.  Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Acquiring Fund.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Acquiring Fund toll free at 1‑888‑688‑1299, or follow the instructions under “Purchase By Mail,” “Purchase By Telephone” and “Purchase By Wire.”

As indicated in the table above, the minimum initial investment for Institutional Class shares may be waived or reduced by the investment adviser at any time.  In addition to the circumstances listed in the table, the investment adviser may permit certain financial intermediaries to aggregate up to 10 customer accounts to accumulate the requisite $100,000 initial investment minimum.

General Information
You may purchase or sell (redeem) Acquiring Fund shares at the net asset value of a share (“NAV”), next calculated after the Transfer Agent receives your request in good order (as described below under “How to Buy Shares”).  For instance, if the Transfer Agent receives your purchase request in good order after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day’s NAV.  The Acquiring Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

When and How NAV is Determined
The Acquiring Fund calculates its NAV as of the close of the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.  The time at which the NAV is calculated may change in case of an emergency.  For more information, please see “NYSE Holiday Schedule” below.

The Acquiring Fund’s NAV is determined by taking the market value of the Acquiring Fund’s total assets, subtracting the Acquiring Fund’s liabilities and then dividing the result (net assets) by the number of the Acquiring Fund’s shares outstanding.

The Acquiring Fund values securities for which market quotations are readily available at current market value other than certain short‑term securities, which are valued at amortized cost.  Exchange‑traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time) on the Acquiring Fund’s business day.  In the absence of sales, such securities are valued at the mean of the last bid and ask price.  Non‑exchange‑traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Fixed income securities may be valued at prices supplied by the Acquiring Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.  Investments in other open‑end regulated investment companies are valued at their NAV.  If the Acquiring Fund invests in securities that trade on foreign securities markets on days other than the Acquiring Fund business day, the value of the Acquiring Fund’s portfolio may change on days that shareholders will not be able to purchase or redeem Acquiring Fund shares.

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The Acquiring Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the investment adviser believes that the prices or values available are unreliable.  Market quotations may not be readily available or may be unreliable if, among other things: (1) the exchange on which the Acquiring Fund’s portfolio security is principally traded closes early; (2) trading in a particular portfolio security was halted during the day and did not resume prior to the time as of which the Acquiring Fund calculates its NAV; or (3) events occur after the close of the securities markets on which the Acquiring Fund’s portfolio securities primarily trade but before the time as of which the Acquiring Fund calculates its NAV.

Fair value pricing is based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE Holiday Schedule.  The NYSE is open every day, Monday through Friday, except when the following holidays are celebrated:  New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day.  Exchange holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent that the Acquiring Fund’s portfolio investments trade in markets on days when the Acquiring Fund is not open for business, the Acquiring Fund’s assets may vary on those days.  In addition, trading in certain portfolio investments may not occur on days the Acquiring Fund is open for business.  If the exchange or market on which the Acquiring Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.  For example, the primary trading markets for the Acquiring Fund may close early on the day before certain holidays and the day after Thanksgiving.

How to Buy Shares
You may purchase shares of the Acquiring Fund by completing an account application.  Your order will not be accepted until the completed account application is received by the Transfer Agent.  Shares are purchased at the NAV next determined after the Transfer Agent receives your order in good order. “Good order” means your purchase request includes: (1) the name of the Acquiring Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to “Congress Small Cap Growth Fund.”  Account applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a domestic (United States) financial institution.  If your payment is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Acquiring Fund as a result.  The Acquiring Fund does not issue share certificates.  The Acquiring Fund reserves the right to reject any purchase in whole or in part.  The Acquiring Fund and the investment adviser also reserve the right to accept in‑kind contributions of securities in exchange for shares of the Acquiring Fund.

The Acquiring Fund will not accept payment in cash or money orders.  To prevent check fraud, the Acquiring Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Acquiring Fund is unable to accept post‑dated checks or any conditional order or payment.

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Minimum Investments.  To purchase shares of the Acquiring Fund, you must make a minimum initial investment for each applicable class.  The minimum investment requirements may be waived from time to time.

Checks For all accounts, including individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Congress Small Cap Growth Fund.”  A $25 charge may be imposed on any returned checks.

ACH Refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us.  Your financial institution may charge you a fee for this service.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Acquiring Fund’s Anti‑Money Laundering Program.  As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1‑888‑688‑1299, if you need additional assistance when completing your account application.

If the Acquiring Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Acquiring Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Acquiring Fund have not been registered for sale outside of the United States.  The Acquiring Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchasing By Mail.  To purchase the Acquiring Fund’s shares by mail, complete and sign the account application and mail it, along with a check made payable to the Congress Small Cap Growth Fund to:

Regular Mail Congress Small Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Congress Small Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Acquiring Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, does not constitute receipt by the Transfer Agent.

If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it with a check made payable to the “Congress Small Cap Growth Fund” in the envelope provided with your statement or to the address noted above.  You should write your account number on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

Purchasing By Telephone.  If your completed and signed account application has been received by the Acquiring Fund and your account has been open for at least 15 days, you may purchase additional shares by telephoning the Acquiring Fund toll free at 1‑888‑688‑1299 (unless you declined telephone purchase privileges on your account application).  Telephone orders will be accepted via electronic funds transfer from your pre‑designated bank account through the ACH network.  You must have banking information established on your account prior to making a purchase by telephone.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the NAV next calculated.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Acquiring Fund by telephone, you may make your request in writing.

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Appendix C-4

Purchasing By Wire.

Initial Investment.  If you are making your first investment in the Acquiring Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery or facsimile.  Upon receipt of your completed account application, an account will be established for you and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.  Prior to sending the wire, please call the Transfer Agent at 1‑888‑688‑1299 to advise of your wire to ensure proper credit upon receipt.  Your bank must include the name of the Acquiring Fund, your name and account number so that your wire can be correctly applied.

Subsequent Investments.  If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, you should be sure to notify the Transfer Agent at 1‑888‑688‑1299 to advise them of your intent to wire funds.  It is essential that your bank include the name of the Acquiring Fund and your name and account number in all wire instructions.  Your bank may charge you a fee for sending a wire to the Acquiring Fund.

Your bank should transmit immediately available funds by wire in your name to:

U.S. Bank National Association
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
For further credit to:	Congress Small Cap Growth Fund
Shareholder Registration
Shareholder Account Number

Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  Neither the Acquiring Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Acquiring Fund at 1‑888‑688‑1299.

Purchasing Through Financial Intermediaries.  You may buy and sell shares of the Acquiring Fund through certain financial intermediaries and their agents that have made arrangements with the Acquiring Fund and are authorized to buy and sell shares of the Acquiring Fund (collectively, “Financial Intermediaries”).  Your order will be priced at the Acquiring Fund’s NAV next computed after it is received by a Financial Intermediary and accepted by the Acquiring Fund.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Acquiring Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Acquiring Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Acquiring Fund’s Prospectus.  If you transmit your order with these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Acquiring Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

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Appendix C-5

Purchasing Through the Automatic Investment Plan.  Subsequent Investments.  For your convenience, the Acquiring Fund offers an Automatic Investment Plan (“AIP”).  Under this AIP, after your initial minimum investment, you authorize the Acquiring Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $250.  If you wish to enroll in the AIP, complete the appropriate section on the Account application.  Your signed Account application must be received at least 15 calendar days prior to the initial transaction.  A $25 fee will be imposed if your AIP transaction is returned for any reason.  The Acquiring Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal.  Please contact your financial institution to determine if it is an ACH member.  Your financial institution must be an ACH member in order for you to participate in the AIP.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call 1‑888‑688‑1299 for additional information regarding the acquiring Fund’s AIP.

Retirement Plans.  The Acquiring Fund offers IRA plans.  You may obtain information about opening an IRA by calling 1‑888‑688‑1299.  If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your Financial Intermediary.

How to Sell Shares
In general, orders to sell or “redeem” shares can be placed directly with the Acquiring Fund; however if you purchased your shares through a Financial Intermediary, your redemption order must be placed with that same authorized intermediary.  You may redeem part or all of your shares at the next determined NAV after the Acquiring Fund receives your order.  You should request your redemption prior to the close of the NYSE, generally, 4:00 p.m., Eastern Time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

By Mail.  You may redeem your shares by simply sending in a written request to the Transfer Agent.  You should give your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration and, if necessary, should include a signature guarantee(s).  No redemption request will become effective until all documents have been received in good order by the Transfer Agent.  “Good order” means your redemption request includes:  (1) the name of the Acquiring Fund, (2) the dollar amount of shares to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Transfer Agent at 1‑888‑688‑1299 for further information concerning documentation required for a redemption of Acquiring Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

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Appendix C-6

Redemption requests in writing should be sent to:

Regular Mail Congress Small Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Congress Small Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Acquiring Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, does not constitute receipt by the Transfer Agent.

By Telephone and Wire.  You may redeem Acquiring Fund shares unless you declined telephone redemption privileges on your account application.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  You may make your redemption request in writing.

You may redeem up to $100,000 in shares by calling the Acquiring Fund at 1‑888‑688‑1299 prior to the close of trading on the NYSE, generally, 4:00 p.m., Eastern Time.  Redemption proceeds will be sent on the next business day to the mailing address that appears on the Acquiring Fund’s records.  Per your request, redemption proceeds may be wired (minimum of $5,000) or may be sent via electronic funds transfer through the ACH network, to your pre-designated bank account.  There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades.  There is no charge for proceeds sent via the ACH network; however, most ACH transfers require two to three days for the bank account to receive credit.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.  If an account has more than one owner or authorized person, the Acquiring Fund will accept telephone instructions from any one owner or authorized person.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Acquiring Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes fraudulent or unauthorized requests.  The Acquiring Fund may change, modify or terminate these telephone redemption privileges at any time upon at least 60 days’ written notice to shareholders.  Once a telephone transaction has been placed, it cannot be canceled or modified.  If you have a retirement account, you may not redeem shares by telephone.  Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Through Financial Intermediaries.  You may redeem Acquiring Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Acquiring Fund and for crediting your account with the proceeds.  For redemptions through Financial Intermediaries, orders will be processed at the NAV next effective after receipt of the order by a Financial Intermediary.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.

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Appendix C-7

Through the Systematic Withdrawal Plan.  As another convenience, you may redeem Acquiring Fund shares through the Systematic Withdrawal Plan (“SWP”), if you own shares with a value of at least $10,000.  Under the SWP, shareholders or their Financial Intermediaries may request that a check drawn in a predetermined amount be sent to them each month, each quarter or annually.  If you elect this method of redemption, the minimum amount that may be withdrawn each month is $250.  If you elect this method of redemption, the Acquiring Fund will send a check directly to your address of record, or will send the payments directly to a pre‑authorized bank account by electronic funds transfer via the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Acquiring Fund account.  This SWP may be terminated or modified by a shareholder or the Acquiring Fund at any time without charge or penalty.  You may also elect to terminate your participation in this SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of the Acquiring Fund’s shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Acquiring Fund’s account application.  Please call 1‑888‑688‑1299 for additional information regarding the Acquiring Fund’s SWP.

Account and Transaction Policies

Acquiring Fund Rights.  The Acquiring Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including automatic investments, systematic withdrawals and wire redemption privileges.

Timing of Receiving Redemption Proceeds.
The Fund typically sends redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests.  The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund.  These redemption methods will be used regularly and may also be used in stressed market conditions.  The Fund reserves the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemptions In-Kind” below.  Redemptions in-kind are typically used to meet redemption requests that are a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Acquiring Fund shares or receive proceeds.  Specifically, the Acquiring Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Acquiring Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Acquiring Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Acquiring Fund’s shareholders.

Redemption requests will be sent to the address of record.  The Acquiring Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 30 days of the redemption request, the request must be in writing with your signature guaranteed.

Redemptions In-Kind.  The Acquiring Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Acquiring Fund’s portfolio (a “redemption in‑kind”).  It is not expected that the Acquiring Fund would do so except during unusual market conditions or if the redemption amount is large enough to affect the Acquiring Fund’s operations (e.g., if it represents more than 1% of the Acquiring Fund’s assets).  If the Acquiring Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in‑kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

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Appendix C-8

Tools to Combat Frequent Transactions. The Board has adopted a policy regarding excessive trading.  The Acquiring Fund discourages excessive, short‑term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Acquiring Fund takes steps to reduce the frequency and effect of these activities in the Acquiring Fund.  These steps may include, among other things, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Board, when the investment adviser determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Acquiring Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Acquiring Fund and its shareholders, the Acquiring Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Acquiring Fund’s shares are believed by the investment adviser to be harmful to the Acquiring Fund) and without prior notice.  The Acquiring Fund may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Acquiring Fund’s performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Acquiring Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believe is consistent with shareholder interests.  Except as noted in the Prospectus, the Acquiring Fund applies all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Acquiring Fund handles, there can be no assurance that the Acquiring Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Acquiring Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Acquiring Fund cannot always detect frequent trading.  However, the Acquiring Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Acquiring Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Acquiring Fund, at its request, certain information relating to its customers investing in the Acquiring Fund through non‑disclosed or omnibus accounts.  The Acquiring Fund will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Acquiring Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Acquiring Fund’s policies.  However, the Acquiring Fund cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non‑disclosed and omnibus accounts.  As a consequence, the Acquiring Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Signature Guarantees.  The Acquiring Fund and/or Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	For all redemption requests in excess of $100,000;

•	If a change of address request has been received by the Transfer Agent within the last 30 calendar days;

•	When ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record; and

•	When establishing or modifying certain services on an account.

Non‑financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

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Appendix C-9

In addition to the situations described above, the Acquiring Fund and/or Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.  The investment adviser reserves the right to waive any signature requirement at its discretion.

Low Balance Accounts.  The Acquiring Fund may redeem the shares in your account and send you the proceeds if the value of your account is less than $1,000 ($500 for IRAs) as a result of redemptions you have made.  You will be notified that the value of your account is less than the amount mentioned above before the Acquiring Fund makes an involuntary redemption.  You will then have 60 days in which to make an additional investment to bring the value of your account to at least $1,000 ($500 for IRAs) before the Acquiring Fund takes any action.

Lost Accounts.  It is important that the Acquiring Fund maintains a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Acquiring Fund.  Based upon statutory requirements for returned mail, the Acquiring Fund will attempt to locate the investor or rightful owner of the account.  If the Acquiring Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned.  The Acquiring Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

Householding.  In an effort to decrease costs, the Acquiring Fund will start reducing the number of duplicate prospectuses, supplements, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll‑free at 1‑888‑688‑1299 to request individual copies of these documents or if your shares are held through a Financial Intermediary please contact them directly.  The Acquiring Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Exchanging Shares.  You may exchange all or a portion of your investment, from one Congress Fund to any other Congress Fund, by mail or telephone provided you established telephone exchange privileges on your account application.  Any new account established through an exchange will be subject to a minimum investment requirement described above.  In addition, existing accounts are subject to a minimum exchange requirement of $50.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.  You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number) and within the same share class.  This exchange privilege may be terminated or modified by the Acquiring Fund at any time upon a 60-day notice to shareholders.  Call the Acquiring Fund at 1‑888‑688‑1299 to learn more about exchanges.

DISTRIBUTIONS AND TAXES

Dividends and Distributions
Dividends from net investment income and distributions from net capital gains from the sale of securities are distributed at least annually.  Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Acquiring Fund typically distributes any undistributed net investment income each December.  Any net capital gains realized through the period ended October 31 of each year also are typically distributed by December 31 of each year.  The Acquiring Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during the year.

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Appendix C-10

All distributions will be reinvested in Acquiring Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Acquiring Fund shares; (2) reinvest dividends in additional Acquiring Fund shares and receive capital gain distributions in cash; or (3) receive all dividends and capital gain distributions in cash.  Dividends are taxable whether reinvested in additional shares or received in cash.  If you wish to change your distribution option, call or write to the Transfer Agent in advance of the record date of the distribution.  If you elect to receive dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Acquiring Fund reserves the right to reinvest the distribution check in your account at the Acquiring Fund’s then current net asset value and to reinvest all subsequent distributions.  Distributions made by the Acquiring Fund will be taxable to shareholders whether received in additional shares or in cash.

Tax Consequences
The Acquiring Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code.  As a regulated investment company, the Acquiring Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfy certain other requirements that are described in the SAI.  The Acquiring Fund generally operates in a manner such that it will not be liable for federal income or excise taxes on their taxable income and capital gains distributed to shareholders.

The Acquiring Fund intends to make distributions of dividends and capital gains.  In general, Acquiring Fund distributions are taxable to shareholders as ordinary income or qualified dividend income, which is subject to a maximum federal rate of 20%.  The rate of tax you pay on capital gain distributions will depend on how long the Acquiring Fund held the securities that generated the gains, not on how long you owned your Acquiring Fund shares.  There is no requirement that the Acquiring Fund take into consideration any tax implications when implementing its strategy.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Acquiring Fund shares.  Shareholders should note that the Acquiring Fund may make taxable distributions of income and capital gains even when share values have declined.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.

All distributions generally reduce the NAV of the Acquiring Fund’s shares by the amount of the distribution.  If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

If you sell your Acquiring Fund shares, it is considered a taxable event for you.  You generally will have a taxable gain or loss on the sale, with the amount determined by comparing the sale price of the shares you sell, to your adjusted tax basis at the time of such sale, which generally will be your purchase price with certain adjustments.  You are responsible for paying any tax liabilities generated by your transaction.

By law, the Acquiring Fund must withhold as backup withholding a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding or if the Internal Revenue Service instructs the Acquiring Fund to do so.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Acquiring Fund, including any capital gain dividends, and net gains recognized on the redemption or exchange of shares of the Acquiring Fund.

The advice was prepared for the Acquiring Fund.  State, local and foreign taxes may also apply.  Any person reviewing this discussion should seek advice based on their particular tax situation from an independent tax advisor.  Additional information concerning the taxation of the Acquiring Fund and its shareholders is contained in the SAI.

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Appendix C-11

Appendix D

FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganization, the Century Fund will be the accounting survivor.  The following financial highlights tables are intended to help you understand the Century Fund’s financial performance for the period shown below.  The total return presented in the table represents the rate that an investor would have earned on an investment in the Century Fund for the stated period (assuming reinvestment of all Century Fund distributions).  The information presented in the tables below for the five years in the period ended October 31, 2016 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Century Fund’s financial statements, are included in the annual report, which is available upon request.  The information for the six-month period ended April 30, 2017 is unaudited.

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Appendix D-1

CENTURY SMALL CAP SELECT FUND	Financial Highlights
INSTITUTIONAL SHARES	For a share outstanding throughout the periods presented

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Year Ended October 31,
		2016	2015	2014	2013	2012
NET ASSET VALUE, BEGINNING OF PERIOD	$21.96	$30.00	$34.46	$33.94	$26.27	$23.91

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)	(0.11)	(0.17)	(0.24)	(0.04)	(0.12)
Net realized and unrealized gain/(loss) on investments	4.26	(1.58)	0.87	2.48	7.71	2.48
Total income/(loss) from investment operations	4.21	(1.69)	0.70	2.24	7.67	2.36
LESS DISTRIBUTIONS FROM:
Net realized gain on investment transactions	–	(6.35)	(5.16)	(1.72)	–	–
Total distributions	–	(6.35)	(5.16)	(1.72)	–	–
REDEMPTION FEES	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)
NET ASSET VALUE, END OF PERIOD	$26.17	$21.96	$30.00	$34.46	$33.94	$26.27

Total Return	19.17%(c)	(6.53%)	2.48%	6.79%	29.20%	9.87%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$29,764	$88,182	$164,141	$266,045	$300,833	$281,480
Ratio of expenses to average net assets	1.24%(d)	1.16%	1.13%	1.11%	1.12%	1.10%
Ratio of net investment - to average net assets	(0.41%)(d)	(0.47%)	(0.52%)	(0.71%)	(0.14%)	(0.48%)

Portfolio Turnover Rate	27%(c)	82%	69%	97%	91%	53%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

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Appendix D-2

CENTURY SMALL CAP SELECT FUND	Financial Highlights
INVESTOR SHARES	For a share outstanding throughout the periods presented

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Year Ended October 31,
		2016	2015	2014	2013	2012
NET ASSET VALUE, BEGINNING OF PERIOD	$20.53	$28.53	$33.12	$32.78	$25.45	$23.25

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.09)	(0.17)	(0.26)	(0.33)	(0.13)	(0.21)
Net realized and unrealized gain/(loss) on investments	3.98	(1.48)	0.83	2.39	7.46	2.41
Total income/(loss) from investment operations	3.89	(1.65)	0.57	2.06	7.33	2.20

LESS DISTRIBUTIONS FROM:
Net realized gain on investment transactions	–	(6.35)	(5.16)	(1.72)	–	–
Total distributions	–	(6.35)	(5.16)	(1.72)	–	–
REDEMPTION FEES	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)
NET ASSET VALUE, END OF PERIOD	$24.42	$20.53	$28.53	$33.12	$32.78	$25.45

Total Return	18.95%(c)	(6.77%)	2.14%	6.47%	28.80%	9.46%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$50,899	$66,102	$100,720	$118,181	$128,029	$111,965
Ratio of expenses to average net assets	1.53%(d)	1.46%	1.42%	1.40%	1.41%	1.47%
Ratio of net investment - to average net assets	(0.76%)(d)	(0.78%)	(0.85%)	(1.00%)	(0.44%)	(0.84%)

Portfolio Turnover Rate	27%(c)	82%	69%	97%	91%	53%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

Table of Contents - Prospectus
Appendix D-3

Appendix E

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT LIMITATIONS

Fundamental Policies

All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by a Board without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  The Acquiring Fund has sought to harmonize the fundamental investment limitations of the Century Fund with those of the other funds in the Congress family of mutual funds.  Although the wording may be different, the fundamental investment limitations of the Century Fund and the Acquiring Fund are substantially similar.  Each Fund is a diversified fund.

Fundamental Policy	Century Small Cap Select Fund	Congress Small Cap Growth Fund
Diversification	The Century Fund does not include this disclosure as a fundamental policy. However, this disclosure is included elsewhere in the Century Fund’s SAI.
The Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer.

Borrowing Money/Senior Securities
The Fund may not borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund may not borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority.  Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions.

Underwriting
The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
The Fund may not act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

Table of Contents - Prospectus
Appendix E-1

Fundamental Policy	Century Small Cap Select Fund	Congress Small Cap Growth Fund
Concentration of Investments
The Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry.

For purposes of the foregoing restriction, investment companies are not considered to constitute a particular industry and the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.

The Fund may not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than U.S. government securities).

Real Estate
The Fund may not invest in real estate or in interests in real estate. However, the Fund can purchase securities of companies holding real estate or interests in real estate (including securities of REITs).  In addition, the Fund can purchase securities secured by real estate or interests in real estate.

The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).

Commodities	The Fund may not purchase or sell commodities.
The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Loans	The Fund may not make loans, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The Fund may not make loans of money (except purchases of debt securities consistent with the investment policies of the Fund).  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

Non-Fundamental Policies

The Century Fund has certain non-fundamental policies, which are set forth below.  The Acquiring Fund does not have any non-fundamental policies.  The Century Fund’s non-fundamental polices may be changed by the Century Trust Board without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

•	Purchase portfolio securities during any period that the Fund’s borrowings exceed 5% of its total assets.

•	Lend its portfolio securities in an amount greater than 33 1/3% of its total assets.

•	Invest more than 15% of the Fund’s net assets in illiquid securities.

Table of Contents - Prospectus
Appendix E-2

Appendix F

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Principal Investment Risks
There is a risk that you could lose all or a portion of your investment in the Fund.  The following risks reflect the Fund’s principal risks:

•
General Market Risk:    The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks and other securities.  In general, stock values are affected by activities specific to a company, as well as general market, economic and political conditions.  The Fund’s NAV and investment return will fluctuate based on changes in value of its portfolio securities.  The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective.

•
Equity Market Risk:  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  Investor perceptions may impact the market and are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you hold common stocks of any given issuer, you would generally be exposed to greater risk than if you hold preferred stocks or debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

•
Small and Medium Companies Risk:  The Fund may invest in small‑ and/or medium‑sized companies.  Because investing in smaller‑sized companies may have more risk than investing in larger, more established companies, such an investment by the Fund may have the following additional risks:

o	The earnings and prospects of small‑ sized companies are more volatile than those of larger‑sized companies;
o	Small‑ sized companies may experience higher failure rates than larger‑sized companies;
o	Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;
o
The trading volume of securities of small‑sized companies is normally lower and such securities may be less liquid than those of larger‑sized companies, which may disproportionately affect their stock prices, and may cause their stock prices to fall more in response to selling pressure than is the case with larger‑sized companies; and

o
Small‑and medium-sized companies may have limited markets, product lines, or financial resources and may lack management experience, making these companies more susceptible to economic and market setbacks.

•
Large Companies Risk:  Large company stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid‑sized companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.  Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
Sector-Focus Risk:  The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, information technology and telecommunications services.  Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.  If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Table of Contents - Prospectus
Appendix F-1

•
Information Technology Risk:  Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.  Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

•
Health Care Sector Risk:  The profitability of companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

•
Growth Style Investment Risk:  Growth stocks can perform differently from the market as a whole and from other types of stocks.  Thus, a growth style investment strategy attempts to identify companies whose earnings may grow or are growing at a faster rate than inflation and the economy.  While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term.  During periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

•
Foreign Investment Risk:  Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries.  Foreign issuers are not subject to the same degree of regulation as U.S. issuers.  Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.  ADRs do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.  Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights.  The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar.  As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio.  In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for the shares.  The Fund’s investments in foreign securities may be in the form of depositary receipts, such as GDRs, which are issued by U.S. depository banks and evidence ownership of the underlying securities.  GDRs generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.  GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  Investments in GDRs, involve risks similar to those accompanying direct investments in foreign securities.

•
Management Risk:  Management risk describes the Fund’s ability to meet its investment objective based on the investment adviser’s success or failure to implement investment strategies for the Fund.  The value of your investment in the Fund is subject to the effectiveness of the investment adviser and the investment adviser’s research, analysis and asset allocation among portfolio securities.  If the investment adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•
Regulatory Risk:  Changes in government regulations may adversely affect the value of a security.  An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

Table of Contents - Prospectus
Appendix F-2

•
Active Trading Risk:  The risk that active trading could raise transaction costs (thus lowering return).  In addition, active trading could result in increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

•
Redemption Risk:  The risk that the Fund could experience losses as a result of one or more shareholder redemptions. If the Fund is forced to sell assets at inopportune times to meet redemption requests, assets could be sold at a loss or depressed value. In that event, the value of your investment would go down.

Table of Contents - Prospectus
Appendix F-3

PART B

STATEMENT OF ADDITIONAL INFORMATION

July 14 , 2017
THE REORGANIZATION OF

Century Small Cap Select Fund
(a series of Century Capital Management Trust (“Century Trust”))
100 Federal Street, 29th Floor
Boston, Massachusetts 02110
1-617-482-3060

INTO

Congress Small Cap Growth Fund
(a series of Professionally Managed Portfolios (“PMP”))
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-877-862-9555

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated July 14, 2017, relating specifically to the proposed (i) transfer of all of the assets of Century Small Cap Select Fund in exchange for shares of Congress Small Cap Growth Fund and the assumption by Congress Small Cap Growth Fund of all of the known and disclosed liabilities of Century Small Cap Select Fund; and (ii) termination of Century Small Cap Select Fund subsequent to the distribution of shares of Congress Small Cap Growth Fund to Century Small Cap Select Fund’s shareholders in complete liquidation of that Fund.

A copy of the Proxy Statement/Prospectus may be obtained without charge by calling or writing to Professionally Managed Portfolios or Century Capital Management Trust at the telephone numbers or addresses set forth above.  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.

General Information

This SAI relates to the proposed (i) transfer of all of the assets of Century Small Cap Select Fund to Congress Small Cap Growth Fund in exchange for shares of Congress Small Cap Growth Fund and the assumption by Congress Small Cap Growth Fund of all of the known and disclosed liabilities of Century Small Cap Select Fund; and (ii) termination of Century Small Cap Select Fund subsequent to the distribution of shares of Congress Small Cap Growth Fund to Century Small Cap Select Fund’s shareholders in complete liquidation of that Fund.

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

Incorporation by Reference

Because the Congress Small Cap Growth Fund is a newly-created series of Professionally Managed Portfolios, it has not yet published an annual or semi-annual shareholder report to shareholders.  This SAI incorporates by reference the following documents:

•
The Prospectus and Statement of Additional Information for the Century Fund dated February 28, 2017, are incorporated by reference to Post-Effective Amendment No. 39 to Century Trust’s Registration Statement on Form N‑1A (File No. 811-09561 and Accession No. 0001398344-17-002505), filed with the SEC on February 28, 2017, as supplemented on March 21, 2017, June 5, 2017 and July 6, 2017 (File No. 333-86067 and Accession No. 0001398344-17-003742).  On file with the SEC at www.sec.gov.

•
The audited financial statements of the Century Fund dated October 31, 2016, are incorporated by reference to the Annual Report of the Fund for the fiscal year ended October 31, 2016, filed on Form N‑CSR (File No. 811-09561 and Accession No. 0001398344-17-000185) with the SEC on January 6, 2017.  On file with the SEC at www.sec.gov.

•
The financial statements of the Century Fund dated April 30, 2017, are incorporated by reference to the Semi-Annual Report of the Fund for the six-month fiscal period ended April 30, 2017, filed on Form N‑CSR (File No. 811-09561 and Accession No. 0001398344-17-007292) with the SEC on June 5, 2017.  On file with the SEC at www.sec.gov.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the Reorganization because the Century Small Cap Select Fund will be reorganized into the Congress Small Cap Growth Fund, which is a newly organized shell fund with no assets and liabilities that will commence investment operations upon the completion of the Reorganization and continue the operations of the Century Small Cap Select Fund.  The Century Small Cap Select Fund will be the accounting survivor of the Reorganization.

CONGRESS SMALL CAP GROWTH FUND

Retail Class – Ticker:  [  ]
Institutional Class – Ticker:  [  ]

A Series of Professionally Managed Portfolios

STATEMENT OF ADDITIONAL INFORMATION

Table of Contents - Statement of Additional Information

THE TRUST

Professionally Managed Portfolios (the “Trust”) is a Massachusetts business trust organized on February 24, 1987 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Prior to May 1991, the Trust was known as the Avondale Investment Trust.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may, from time to time, issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Fund.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Fund.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Predecessor Fund.  The Century Small Cap Select Fund (the “Predecessor Fund”) was organized as a diversified series of Century Capital Management Trust in August 1999, with the Institutional Class commencing operations on December 9, 1999 and the Investor Class commencing operations on February 24, 2000.  Effective at the close of business on September 15, 2017, the Predecessor Fund will reorganize into a newly formed series of the Trust named the Congress Small Cap Growth Fund (the “Fund”). The Predecessor Fund’s Institutional Class will reorganize into the Fund’s Institutional Class and the Predecessor Fund’s Investor Class will reorganize into the Fund’s Retail Class.  The Predecessor Fund’s fiscal year is from November 1 to October 31.

The Fund.  The Fund is a series of the Trust.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does the Fund share the same investment advisor with any other series of the Trust with the exception of the Congress All Cap Opportunity Fund, Congress Mid Cap Growth Fund and Congress Large Cap Growth Fund, which are offered in a different prospectus and SAI.  The Fund’s fiscal year is from November 1 to October 31.  The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES AND RISKS

The Fund is diversified.  This means that as to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer.  Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a Fund purchases a security.  If a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a Fund, that Fund may have a greater percentage of its assets invested in securities of fewer issuers.  The Fund would then be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal securities laws.

All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment.  As a result, the actual investments making up the Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities or market capitalizations of the issuers of securities held by the Fund.

Table of Contents - Statement of Additional Information

The following information supplements the discussion of the Fund’s principal investment strategies as set forth in the Prospectus.  The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect performance.  Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses.  It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met.  Market events may affect a single issuer, industry, sector, or the market as a whole.  Traditionally liquid investments may experience periods of diminished liquidity.  During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.  It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions.  Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.  Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Government Intervention in Financial Markets Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Equity Securities
Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Fund may invest.  All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

Common Stock
Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stocks
Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.

Table of Contents - Statement of Additional Information

Convertible Securities
Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Smaller Company Equity Securities
As discussed in the Prospectus, the Fund invests in the equity securities of companies with small market capitalizations.  Such investments may involve greater risk than is usually associated with larger, more established companies.  These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization.  Such growth rates may in turn be reflected in more rapid share price appreciation.  However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group.  These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general.  Therefore, to the extent the Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Other Investment Companies
The Fund may invest in the securities of other registered investment companies, including money market mutual funds, subject to the limitations set forth in the Investment Company Act of 1940, as amended, (the “1940 Act”).  Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by the Fund, or its affiliated persons, as a whole.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each other investment company’s advisory and operational expenses.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing: (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

In accordance with Section 12(d)(1)(F) and Rule 12d1‑3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (e.g., 8.5%).

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Exchange-Traded Funds
The Fund may also invest in shares of exchange‑traded funds (“ETFs”). An ETF is similar to a traditional mutual fund but trades at different prices during the day on a securities exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company.  In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange, and the Fund will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their net asset value.  Investors in the Fund should be aware that ETFs which seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF only in large blocks (typically, 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.

Foreign Securities
The Fund may invest its assets in U.S. dollar denominated foreign equity securities including in American Depositary Receipts (“ADRs”) , European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) issued by U.S. Depository Banks, which are traded on U.S. exchanges.  In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized.  The weight given to each of these factors will vary depending upon the circumstances.  Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

ADRs in registered form are dollar‑denominated securities designed for use in the U.S. securities markets.  ADRs are sponsored and issued by domestic banks and they represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank.  ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers.  By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risk during the settlement period for either purchases or sales.  There is a large, liquid market in the United States for most ADRs.  GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs.  GDRs are not necessarily denominated in the currency of the underlying security.

Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.

Commercial Paper and Short-Term Notes
The Fund may invest a portion of its assets in commercial paper and short‑term notes.  Commercial paper consists of unsecured promissory notes issued by companies.  Issues of commercial paper and short‑term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A‑2” or higher by Standard & Poor’s Ratings Group or “Prime‑1” or “Prime‑2” by Moody’s Investors Service, Inc., similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

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Certificates of Deposit, Bankers’ Acceptances and Time Deposits
The Fund may hold certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Corporate Debt Securities
The Fund may invest in investment grade corporate debt securities.  Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  The ratings of debt securities are described in Appendix A.

U.S. Treasury Securities.  The Fund may invest in U.S. Treasuries.  U.S. Treasury securities are direct obligations of the U.S. government and are backed by the full faith and credit of the U.S. Treasury.  U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.  Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

Illiquid and Restricted Securities
As a non-principal strategy, the Fund may hold up to 15% of its net assets in securities that are illiquid.  The Advisor will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which a Fund has valued the security.  Illiquid securities present the risk that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.

There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the “1933 Act”)), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act (“Rule 144A securities”) will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Advisor is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).

Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities.  The Fund is permitted to sell restricted securities to qualified institutional buyers.

Limitations on the resale of illiquid and restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of illiquid and restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

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Repurchase Agreements
The Fund may enter into repurchase agreements.  However, the Fund may not invest more than 15% of its net assets in repurchase agreements.  For purposes of the 1940 Act, a repurchase agreement may be deemed to be a loan from the Fund to the seller of the security subject to the repurchase agreement.  Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the security itself.  Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker‑dealers with the SEC or exempt from such registration.  The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.  The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including such repurchase agreements.

Because a repurchase agreement may be deemed to be a loan under the 1940 Act, it is not clear whether a court would consider the security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or a decline in price of the security.  If a court characterizes the transaction as a loan, and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian.  If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Borrowing
Currently, the 1940 Act permits the Fund to borrow money from banks in amounts of up to one‑third of its total assets (including the amount borrowed).  To the extent permitted by the 1940 Act, or the rules and regulations thereunder, the Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions.  The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The Fund will reduce its borrowing amount within three days, if the Fund’s asset coverage falls below the amount required by the 1940 Act.

Securities Lending
The Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio, subject to a maximum of 33% of the Fund’s total assets.  The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one‑third of its total asset value, including collateral received from such loans.  These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.  The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal.  In addition, all investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

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Any loans of portfolio securities are fully collateralized based on values that are marked‑to‑market daily.  Any securities that the Fund may receive as collateral will not become part of the Funds’ investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed‑upon fee from a borrower that has delivered cash-equivalent collateral.

Short Sales

The Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security.  A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale.  When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.  When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes.  To the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the NAV of the Fund would be expected to increase to a lesser extent than the NAV of an investment company that does not engage in short sales.

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 5% of the net assets of the Fund.

Reverse Repurchase Agreements
The Fund reserves the right to borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions.  Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker‑dealers, and agree to repurchase the securities at the mutually agreed‑upon date and price.  The Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.  When the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  Such assets will include U.S. Government securities or other liquid, high‑grade debt securities.  Reverse repurchase agreements are not considered to be borrowings for the purpose of the Fund’s limitation on borrowing when assets have been appropriately segregated as described in the prior two sentences.

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The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund’s investment risk.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or net asset value will increase faster than otherwise would be the case.  Conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.  The Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Information Technology Risk
The Fund may invest greater than 25% of its assets in the securities of companies in the information technology sector.  The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation, and general economic conditions.

Health Care Sector Risk
The Fund may invest greater than 25% of its assets in the securities of companies in the healthcare sector.  The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.  Many healthcare companies are heavily dependent on patent protection.  The expiration of patents may adversely affect the profitability of these companies.  Many healthcare companies are subject to extensive litigation based on product liability and similar claims.  Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.  Many new products in the healthcare sector may be subject to regulatory approvals.  The process of obtaining such approvals may be long and costly.

Special Risks Related to Cyber Security
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Temporary Investments
The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor.  Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.

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INVESTMENT RESTRICTIONS

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, the Fund may not:

1.	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer;
2.
Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority.  Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions;

3.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);
4.
Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than U.S. government securities);

5.
Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

6.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or

7.
Make loans of money (except purchases of debt securities consistent with the investment policies of the Fund).  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short‑term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for a fiscal year by (2) the monthly average of the value of portfolio securities owned during such fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  (See “Execution of Portfolio Transactions”).

The portfolio turnover for the Predecessor Fund for the following fiscal years is set forth below.

Fiscal Year Ended October 31, 2016	82%
Fiscal Year Ended October 31, 2015	69%

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Fund.  The Advisor has also adopted a policy with respect to disclosure of portfolio holdings of the Fund (the “Advisor’s Policy”).  Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Advisor’s Policy (the “Disclosure Policies”).  The Advisor and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, distributor or any other affiliated person of the Fund, its Advisor or its distributor.  After due consideration, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund.  Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the Fund shareholders and potential conflicts of interest in making such disclosures.

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The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a‑1 under the 1940 Act), and (3) by considering to approve any amendment to the Disclosure Policies.  The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the annual report and semi‑annual report to Fund shareholders and in the quarterly holdings report on Form N‑Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund discloses its month‑end portfolio holdings on the Fund’s website at www.congressasset.com/funds within 15 business days after the month‑end.  The month‑end portfolio holdings for the Fund will remain posted on the website until the following month‑end portfolio holdings are posted.  Portfolio holdings information posted on the Fund’s website may be separately provided to any person, commencing on the day after it is first published on the Fund’s website.  In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Fund and the interests of the Advisor or an affiliated person of the Advisor, the CCO of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

In addition, material non‑public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non‑public information:  the Advisor, the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the Board, broker‑dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non‑public information.

In no event shall the Advisor, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Fund from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

From time to time, the Advisor may make additional disclosure of the Fund’s portfolio holdings on the Fund’s website.  Shareholders can access the Fund’s website at www.congressasset.com/funds for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day‑to‑day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

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Name, Address And Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	4	Director, PNC Funds (34 series), PNC Advantage Funds (1 series).
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc. (international consumer products conglomerate.)	4	Trustee, The Dana Foundation.
Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Direxion Funds since 2013; formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC 1997-2013.	4	Interested Trustee, Direxion Funds (24 series), Direxion Shares ETF Trust (142 series) and Direxion Insurance Trust.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	4	None.

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Name, Address And Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	4	Independent Trustee, AMG Funds (67 series); Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable	Not Applicable.
Aaron J. Perkovich (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2016.	Vice President, U.S. Bancorp Fund Services, LLC, since June 2006.	Not Applicable.	Not Applicable.
Melissa Breitzman (born 1983) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since June 2005.	Not Applicable.	Not Applicable.
Craig Benton (born 1985) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since November 2007.	Not Applicable.	Not Applicable.
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.
(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Congress Small Cap Growth Fund, as well as the following Funds offered in a separate Prospectus and SAI: Congress All Cap Opportunity Fund, Congress Mid Cap Growth Fund, and the Congress Large Cap Growth Fund.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

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Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations.  In addition, the Advisor provides regular reports on the investment strategy and performance of the Funds.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established three standing committees, a Nominating Committee, an Audit Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.”  The Board is entirely comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates.  The Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees.  The Chairman of the Board is an Independent Trustee.  The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a Vice President of the Administrator as the President of the Trust.  The Board reviews its structure and the structure of its committees annually.  The Board has determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Advisor as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes.  The information is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

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Ms. Berry’s Trustee Attributes include her substantial mutual fund experience, including her role as a member of the Board of Governors of the Investment Company Institute and its Executive Committee.  She is also a member of the Independent Directors Council and has served two terms as its Chairman.  She has executive experience as the President (retired) of Talon Industries, Inc. (a business consulting company) and through her former positions as the Executive Vice President and Chief Operating Officer of Integrated Asset Management (an investment adviser and manager) and as the President of Value Line, Inc. (an investment advisory and financial publishing firm).  Ms. Berry also serves on the board of another investment management company.  Ms. Berry has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Ms. Berry’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Cook’s Trustee Attributes include his substantial investment and executive experience through his investment consulting business, his position as a Trustee of several investment trusts (including private investment trusts) and his ongoing responsibility for investing the assets of a major foundation, as well as his former positions as Chief Executive Officer of Rockefeller Trust Company (an investment manager and financial adviser) and senior vice president of a Fortune 500 company.  Mr. Cook has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Cook’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Falkeis’ Trustee Attributes include his substantial mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.  Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his position as Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds.  Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Froebel’s Trustee Attributes include his significant systems and operations experience.  He was a Director of Scudder, Stevens & Clark (with responsibility for its systems department) and founder and President of Systems Dynamics Corp. (“SDC”) and later Vice President of Bradford Computer & Systems after its acquisition of SDC, (providing record keeping and reporting for investment advisers and mutual funds).  He also served as Vice President of Automatic Data Processing (automated services to the brokerage and investment advisory industry) and was the former President and founder of National Investor Data Services, Inc. (a software and computer vendor to the mutual fund industry with fund accounting and transfer agent systems).  Mr. Froebel has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Froebel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience.  Mr. Paggioli is an independent consultant on investment company and investment advisory matters.  He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services).  He serves on the boards of several investment management companies and advisory firms.  He has served on various industry association and self-regulatory committees and formerly worked on the staff of the Securities and Exchange Commission.  Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Trust Committees

The Trust has three standing committees: the Nominating Committee and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”).

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust no later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.  The Nominating Committee did not meet with respect to the Fund during the last fiscal year, since the Fund had not commenced operations.

The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust and may meet more frequently.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ pricing and financial reporting.  The Audit Committee did not meet with respect to the Fund during the last fiscal year, since the Fund had not commenced operations.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.  The QLCC did not meet with respect to the Fund during the last fiscal year, since the Fund had not commenced operations.

Additionally, the Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and is overseen by the Trustees.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee did not meet with respect to the Fund during the last fiscal year, since the Fund had not commenced operations.

Trustee Ownership of Fund Shares and Other Interests

No Trustee owned shares of the Fund as of the calendar year ended December 31, 2016, which is prior to the inception date of the Fund.  However, the following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2016.

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Dorothy A. Berry	None	$50,001 - $100,000
Wallace L. Cook	None	Over $100,000
Eric W. Falkeis	None	Over $100,000
Carl A. Froebel	None	None
Steven J. Paggioli	None	Over $100,000

As of December 31, 2016, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Fund, the Advisor, the Fund’s principal underwriter, or any of their affiliates.  Accordingly, as of that date, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest during the two most recently completed calendar years, the value of which exceeds $120,000, in the Advisor, the Fund’s principal underwriter or any of its affiliates.

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Compensation

The Independent Trustees each receive an annual retainer of $125,000 allocated among each of the various portfolios comprising the Trust.  The Chairman of the Board receives an additional annual retainer of $20,000 also allocated among each of the various portfolios comprising the Trust.  Independent Trustees will receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  All Trustees will be reimbursed for expenses in connection with each Board meeting attended.  These reimbursements will be allocated among applicable portfolios of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.  Set forth below is the estimated rate of compensation to be received by the following Independent Trustees from the Fund for the fiscal period ending October 31, 2017.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex(1) Paid to Trustees
Dorothy A. Berry, Independent Trustee	$716	None	None	$11,288
Wallace L. Cook, Independent Trustee	$560	None	None	$9,257
Eric W. Falkeis, Independent Trustee	$560	None	None	$9,257
Carl A. Froebel, Independent Trustee	$560	None	None	$9,257
Steven J. Paggioli, Independent Trustee	$560	None	None	$9,257
(1)
There are currently numerous portfolios comprising the Trust.  The term “Fund Complex” applies only to the Congress Small Cap Growth Fund, as well as the following Funds offered in a separate Prospectus and SAI: Congress All Cap Opportunity Fund, Congress Mid Cap Growth Fund, and the Congress Large Cap Growth Fund.  For the fiscal year ended October 31, 2017, Trustees’ fees and expenses are estimated in the amount of $645,000 to be incurred by the Trust.

Codes of Ethics

The Trust, the Advisor and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight.  The Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fun and its shareholders.  The Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Policies that underscore the Advisor’s concern that all proxies voting decisions be made in the best interest of the Fund’s shareholders.  The Advisor considers each proxy proposal individually and makes decisions on a case‑by‑case basis.  At all times, however, the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.  The Advisor believes that market conditions and other economic considerations will influence how decisions are made on proxy proposals.  Where a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination.  If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Advisor will abstain from voting the proxy.  The Advisor’s Policy is attached as Appendix B.

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The Trust is required to file a Form N‑PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.  Form N‑PX for the Fund will be available without charge, upon request, by calling toll‑free 1‑888‑688‑1299 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of June 21, 2017 the Fund did not have any shareholders.

THE FUND’S INVESTMENT ADVISOR

The Advisor

As stated in the Prospectus, investment advisory services are provided to the Fund by Congress Asset Management Company, LLP, the Advisor, 2 Seaport Lane, 5th Floor, Boston, MA 02210, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”).  The Advisor is controlled by Lagan Holding Company Trust, which is controlled by Daniel Lagan and Christopher Lagan. After its initial two‑year term, the Investment Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Investment Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Investment Advisory Agreement.  The Investment Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice to the Advisor when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Investment Advisory Agreement provides that the Advisor shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Advisor pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.85% of the Fund’s average daily net assets as specified in the Fund’s Prospectus.

Prior to [September 15, 2017], under its Investment Advisory and Management Services Agreement, Century Capital Management, LLC, served as the investment adviser to the Predecessor Fund and performed (or arranged for the performance of) certain management and administrative services necessary for the operation of the Predecessor Fund.  For those services Century Capital Management, LLC received a combined management and administration fee of 0.95% of average daily net assets paid as follows for the period shown:

Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October, 2014
$1,825,158	$2,905,463	$3,931,983

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expense, interest expense in connection with investment activities, tax, and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Fund to 1.30% and 1.55%, of the Fund’s Institutional Class share’s and Retail Class share’s average net assets, respectively (the “Expense Caps”).  The Expense Caps will remain in effect until at least April 30, 2019, and may continue thereafter for an indefinite period, as determined by the Board.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap in place at the time of the actual waiver or payment.  The Fund’s net operating expenses may be higher to the extent that the Fund incurs expenses that are excluded from the Expense Cap.  The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

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The Portfolio Managers

Gregg O’Keefe, CFA serves as a portfolio manager for the Fund, and is jointly and primarily responsible for the day‑to‑day management of the Fund.  Following the reorganization, Alexander L. Thorndike will serve as a portfolio manager for the Fund, and will be jointly and primarily responsible for the day‑to‑day management of the Fund.

The following provides information regarding other accounts managed by Alexander L. Thorndike as of March 31, 2017 as a portfolio manager at Century Capital Management, LLC:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$313.1	0	N/A
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following provides information regarding other accounts managed by Gregg O’Keefe, CFA as of March 31, 2017:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	112	$714.3	0	$0

Portfolio Managers’ Compensation.  Portfolio Managers receive a competitive base salary and benefits package. They are eligible for a bonus that is awarded both at the discretion of management and metric driven in the case of investment performance, assets under management, and the Advisor’s net operating income.  They are also eligible for and may receive an equity participation, at the discretion of the Advisor.  The benchmark to measure investment performance would be the Russell 2000® Growth Index, for the Congress Small Cap Growth Fund.

Conflicts of Interest for Portfolio Managers.  Because the Advisor performs investment management services for various clients, certain conflicts of interest could arise.  The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund.  The Advisor will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price.  Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

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Portfolio Managers’ Ownership in the Fund.  The following indicates the beneficial ownership of the Portfolio Managers of the Predecessor Fund as of March 31, 2017:

Amount Invested Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	$100,001-$500,000
F.	$500,001-$1,000,000
G.	Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Alexander L. Thorndike	G
Gregg A. O’Keefe	A

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant

As stated above, prior to [September 15, 2017], under its Investment Advisory and Management Services Agreement, Century Capital Management, LLC performed (or arranged for the performance of) certain management and administrative services necessary for the operation of the Predecessor Fund.

After [September 15, 2017], and pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS”) 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Administrator to the Fund.  USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund’s shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS will receive from the Fund, a fee based on the Fund’s current average daily net assets.  Given the Predecessor Fund’s asset level, the Fund’s administration fee will be approximately 0.10%.  USBFS also is entitled to certain out‑of‑pocket expenses.  USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.  Additionally, USBFS provides CCO services to the Trust under a separate agreement.  The cost of the Chief Compliance Officer’s services is charged to the Funds and approved by the Board annually.

Custodian

U.S. Bank National Association (the “Custodian”), is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out‑of‑pocket expenses.  The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  USBFS, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

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Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission for the Fund.

Schiff Hardin LLP, 666 Fifth Avenue, Suite 1700, New York, New York, 10103, serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker‑dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the OTC market will generally be executed directly with a “market‑maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker‑dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker‑dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker‑dealers that furnish or supply research and statistical information to the Advisor, to the extent the Advisor may lawfully and appropriately use such research and information in its investment advisory capacity, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Investment Advisory Agreement, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker‑dealers that sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Association and the SEC.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker‑dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker‑dealer to furnish brokerage and research services (as defined by Section 28(e) under the Exchange Act) to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker‑dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.  The Advisor will not receive hard dollar credits or, if the Advisor does, the amount of such credits will be immaterial.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds (“Other Accounts”) managed or advised by the Advisor.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such other accounts.  In such event, the position of the Fund and such other accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of such other accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such other accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such other accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

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The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund.  However, as stated above, broker‑dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

For the fiscal periods shown below, the Predecessor Fund paid aggregate brokerage commissions in the amount of:

2016	2015	2014
$473,715	$583,114	$1,109,545

Significant changes in brokerage commissions paid by the Fund from year to year have been due to changing asset levels and/or portfolio turnover.  Changes in the amount of brokerage commissions paid by the Fund do not reflect material changes in the Fund’s investment objective or strategies over these periods.

Advisors may obtain proprietary and third party research through client commission arrangements.  In a client commission arrangement, the Advisor agrees with a broker effecting trades for the Advisors’ client accounts that a portion of the commissions paid by the accounts will be credited to purchase research services as directed by the Advisor.  The research provided in connection with such arrangements is intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the SEC’s related interpretative guidance.  Participating in client commission arrangements enables the Advisor to consolidate payments for research services through one or more channels using accumulated client commissions and helps to facilitate the Advisors’ receipt of research services and ability to provide best execution in the trading process.

The following was paid to firms for research, statistical or other services provided to the Predecessor Fund’s previous investment adviser, Century Capital Management, LLC, from the amounts above:

2016	2015	2014
$56,910	$83,615	$106,802

As of the close of the Predecessor Fund’s fiscal year ended October 31, 2016, the Predecessor Fund did not own any securities of its regular broker‑dealers as defined by Rule 10b‑1 under the 1940 Act.

CAPITAL STOCK

Shares issued by the Fund have no preemptive, conversion, or subscription rights.  Shares issued and sold by the Fund are deemed to be validly issued, fully paid and non‑assessable by the Trust.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution.  The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Investment Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

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DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the NAV of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for trading.  It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.  The Fund does not expect to determine the NAV on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share.

In valuing the Fund’s assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined.  If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day.  Securities primarily traded in the Nasdaq National Market System (“NASDAQ”) for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Readily marketable securities traded only in the OTC market and not on NASDAQ are valued at the most recent trade price.  All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect its fair value.

Trading in foreign securities markets is normally completed well before the close of the NYSE.  In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which the Fund’s NAV is not calculated.  Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of NAV unless the Board deems that the particular event would affect NAV, in which case an adjustment will be made in such manner as the Board in good faith deems appropriate to determine fair market value.  Assets or liabilities expressed in foreign currencies are translated, in determining NAV, into U.S. dollars based on the spot exchange rates, or at such other rates as the Advisor, pursuant to fair value procedures adopted by the Board, may determine to be appropriate.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Fund’s shares.

How to Buy Shares

In addition to purchasing shares directly from the Fund, you may purchase shares of the Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of the Fund’s shares is the NAV.  Shares are purchased at the public offering price next determined after the transfer agent receives your order in good order, as discussed in the Fund’s Prospectus.  In order to receive that day’s public offering price, the transfer agent must receive your order in good order before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

In addition to cash purchases, the Fund’s shares may be purchased by tendering payment in‑kind in the form of shares of stock, bonds or other securities.  Any securities used to buy the Fund’s shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Advisor and the Board.

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Automatic Investment Plan

As discussed in the Prospectus, the Fund provides an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of the Fund on a regular basis.  All record keeping and custodial costs of the AIP are paid by the Fund.  The market value of the Fund’s’ shares is subject to fluctuation.  Prior to participating in the AIP the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Fund’s transfer agent of the written request in good order, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from shareholders, the Fund or its authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If the transfer agent fails to employ reasonable procedures, the Fund and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact the transfer agent.

Redemptions In-Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund.  The Fund has reserved the right to pay the redemption price of its shares in excess of $250,000 or 1% of its net asset value, either totally or partially, by a distribution in‑kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in‑kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in‑kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

The Fund does not intend to hold any significant percentage of their portfolios in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Fund were to elect to make an in‑kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on their entire portfolio.  If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in‑kind redemption.  The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in‑kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in‑kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

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DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends of net investment income and distributions of net capital gains from the sale of securities are generally made annually, as described in the Prospectus.  Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the period ended October 31 of each year will also typically be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution.  In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions that relate to the previous year.

A dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund has elected and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to comply with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions.  The Fund’s policy is to distribute to their shareholders all of their investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements applicable to regulated investment companies under the Code, so that the Fund will not  be subject to any federal income or excise taxes.  However, the Fund can give no assurances that their distributions will be sufficient to eliminate all taxes in all periods.  In order to avoid a nondeductible excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12‑month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  If the Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a corporation.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which generally are taxable to shareholders as ordinary income (except to the extent that they are “qualified dividends”), even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Fund must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets , including through corporations in which the Fund owns a 20% or more voting stock interest, may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short‑term capital gain over net long‑term capital loss) and 90% of the Fund’s net tax‑exempt interest, if any.

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The Fund’s ordinary income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

Distributions of net investment income and net short‑term capital gains are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends currently eligible for taxation at long‑term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the inter‑corporate dividends‑received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met.  The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  In view of the Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends‑received deduction for corporate shareholders.  However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty.  The deduction may be reduced or eliminated if the Fund’s shares held by an individual investor are held for less than 61 days, or shares held by a corporate investor are treated as debt‑financed or are held for less than 46 days.

Distributions are taxable to shareholders whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

The Fund may be subject to foreign taxes and withholding on dividends and interest earned with respect to securities of foreign corporations.  Based on the principal investment strategies of the Fund, it is not expected that the Fund will be eligible to pass through to shareholders any credits or deductions with respect to such foreign taxes.

Redemption of Fund shares may result in recognition of a taxable gain or loss.  Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at a rate of 28% in the case of non‑exempt shareholders who fail to furnish the Fund with its taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.  The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

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In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of:  (i) the taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

The Foreign Account Tax Compliance Act (“FATCA”).  A 30% withholding tax on the Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless:  (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.  If applicable, and subject to any intergovernmental agreement, withholding under FATCA is required:  (i) generally with respect to distributions from the Fund; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2019.  If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction.  The Fund will not pay any additional amounts in respect to amounts withheld under FATCA.  You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The foregoing discussion of tax law is based on existing provisions of the Code, final and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

The advice herein was prepared for the Fund.  Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.  The Fund does not intend to seek any rulings from the Internal Revenue Service or an opinion of counsel with respect to any tax issues.

THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Pursuant to a distribution agreement between the Fund and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor and provides certain administrative services and promotes and arranges for the sale of the Fund’s shares.  Quasar is a registered broker‑dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

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The Distribution Agreement between the Fund and Quasar will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Prior to the Reorganization, ALPS Distributors, Inc. (“ALPS”), served as the principal underwriter and distributor to the Predecessor Fund and provided certain administrative services in connection with the offering of the Predecessor Fund’s shares.  ALPS did not receive any compensation from Century Capital Management Trust for the distribution of Predecessor Fund shares.

Distribution Plan

Similar to the Predecessor Fund’s Rule 12b-1 Plan with respect to its Investor Class Shares, the Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b‑1 under the 1940 Act for Retail Class shares of the Fund under which the Fund pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares of the Fund.  However, the Predecessor Fund’s Rule 12b-1 Plan was a “reimbursement” plan, whereas the Fund’s Plan is a “compensation” plan.  Amounts paid under the Plan, by the Fund, are paid to the Distributor to compensate it and broker-dealers and service providers that provide distribution-related services to the Retail Class shares for the costs of the services provided and the expenses it borne in the distribution of the Fund’s Retail Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Retail Class shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.  Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year.  The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  The services provided by the administrators pursuant to the Plan are designed to provide support services to the Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Fund and providing other services to the Fund as may be required.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made.  The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons.  Continuation of the Plan is considered by such Trustees no less frequently than annually.  With the exception of the Distributor in its capacity as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of the Fund’s assets to finance distribution of shares will have the anticipated results and because the Board is in a position to monitor the distribution expenses, it is able to determine whether to continue the Plan.

The tables below show the amount of Rule 12b‑1 fees incurred and the allocation of such fees by Investor Class shares of the Predecessor Fund for the fiscal year ended October 31, 2016.

12b-1 fees incurred for 2016
$167,351

Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses	Interest, carrying or other financing charges
$0	$0	$0	$167,351	$0	$0	$ 0

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MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Fund or their shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Fund.  These payments may be divided into categories as follows:

Support Payments.
Payments may be made by the Advisor to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives.  Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, its clients.

Entertainment, Conferences and Events.
The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non‑mutual fund investments) not making such payments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

As of the date of this SAI, the Advisor has agreements with firms to pay such Support Payments.  Such payments are structured as a percentage of net assets and/or a flat fee.

FINANCIAL STATEMENTS

The Predecessor Fund’s financial statements and the report of the Independent Registered Public Accounting Firm, required to be included in the Statement of Additional Information are incorporated herein by reference to the Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2016.

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APPENDIX A

CORPORATE BOND RATINGS*

Moody’s Investors Service, Inc.

Aaa:  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long‑term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group

AAA:  Bonds rated AAA are highest grade debt obligations.  This rating indicates an extremely strong capacity to pay principal and interest.

AA:  Bonds rated AA also qualify as high‑quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A:  Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:  Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

*	Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

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COMMERCIAL PAPER RATINGS

Standard & Poor’s Ratings Group

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from ‘A’ for the highest‑quality obligations to ‘D’ for the lowest.  These categories are as follows:

A‑1 - This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A‑2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated ‘A‑1’.

A‑3 - Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short‑term debt obligations with a doubtful capacity for payment.

D - Debt rated ‘D’ is in payment default.  The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Moody’s Investors Service, Inc.

Moody’s short‑term debt ratings are opinions on the ability of issuers to punctually repay senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade to indicate the relative repayment ability of rated issuers:

Prime‑1 - Issuers rated Prime‑1 (or supporting institutions) have a superior ability for repayment of senior short‑term debt obligations.  Prime‑1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well‑established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well‑established access to a range of financial markets and assured sources of alternate liquidity.

Prime‑2 - Issuers rated Prime‑2 (or supporting institutions) have a strong ability for repayment of senior short‑term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime‑3 - Issuers rated Prime‑3 (or supporting institutions) have an acceptable ability for repayment of senior short‑term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

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APPENDIX B

2017 PRIVACY & PROXY NOTICE
PRIVACY POLICIES AND PROCEDURES

The trust and confidence of our customers is important to Congress Asset Management Company.  For this reason, we are careful in the way we collect and handle non-public, personal information about our clients (“Client Information”).  This Privacy Notice describes our policies and practices regarding Client Information and how it is obtained, disseminated, and protected.
Information We Collect
We may collect Client Information from the following sources:
•	Information we receive on contracts or other forms, such as name, address, date of birth, and social security number
•	Information relating to transactions with us, our affiliates and others, such as the purchase and sale of securities and account balances
•	Information we receive from third parties, such as custodians, wealth management and financial services firms, as required or permitted by law
Information We Disclose
We disclose Client Information about our present or former Clients to third parties only to the extent required or permitted by law. Such sharing of Client Information is applied to:
•	Everyday business purposes such as processing transactions, maintaining and or servicing your account
•	Cooperating with regulatory authorities, responding to court orders and legal investigations
•	Taking reasonable and necessary steps to prevent fraud, unauthorized transactions, etc.

Opting-Out
The information we disclose is limited, and essential to servicing your account, protecting your privacy and meeting obligations under state and federal law.  We do not disclose Client Information requiring a notice to you for limiting such disclosure, otherwise known as “opting-out”. However, should we wish to disclose additional Client Information of yours, we will only do so with your written permission as discussed below.

Opt-In Process for Sharing Additional Client Information
Our current business practices require us to obtain from you affirmative written permission (“Opting-In”), before we disclose any Client Information outside of what is discussed above in the “Information We Disclose” section of this notice.  In the event we wish to share such additional Client Information, we will provide you an Opt-In form describing the additional Client Information we seek to share, with whom we wish to share it with, and for what purpose. Until such form is received by us from you, indicating your permission, such additional Client Information about you will not be shared.
Information Security
•	We maintain an Information Security and Cybersecurity program and provide ongoing awareness and training to our employees
•	We continue to evaluate our efforts to protect confidential Client information and to keep our privacy policy and practices current
•	We restrict access to Client Information to employees and service providers who are involved in providing products and services to our clients
•	Employees with access to Client information may not use or disclose such information, except for Congress Asset Management Company business use

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•	We maintain physical, electronic, and procedural safeguards in order to protect Client Information.
•	When there is a need to dispose of confidential Client information, we require our employees to shred, not discard the information

If you have any questions regarding our Privacy Policy, call us at 800-542-7888 or write to us at 2 Seaport Lane, Boston, MA  02210.

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PROXY POLICIES AND PROCEDURES

PROXY POLICIES

Responsibility
Congress Asset Management Company’s responsibility as an investment manager and plan fiduciary, as outlined in rule 206(4)-6 under the Investment Advisers Act of 1940, and the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements, includes the duty to vote proxies on behalf of our clients when proxy voting authority has been delegated to us.  Congress Asset Management Company accepts its fiduciary responsibility to vote proxies under these circumstances.  This statement is intended to set forth those policies and guidelines to be followed in carrying out our responsibility.

General Principles of Voting
Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence.  This policy statement has been carefully crafted to meet the requirements of loyalty and prudence and will be employed by the Proxy Committee in its proxy voting procedures and decisions.

The duty of loyalty requires that a voting fiduciary exercise its proxy voting authority solely in the interests of its clients, or plan participants and beneficiaries and for the exclusive purpose of providing plan benefits to participants and beneficiaries.  The voting fiduciary is prohibited from subordinating the interests of participants and beneficiaries to unrelated objectives.

The duty of prudence requires that proxy voting authority be exercised with the care, skill, prudence, and diligence that a similarly situated prudent person knowledgeable in such matters would exercise.  Thus, in making proxy voting decisions, Congress Asset Management Company shall seek out information from a variety of sources to determine what is in the long term economic best interest of its clients, plan participants, and beneficiaries prior to making a proxy voting decision.

In keeping with its fiduciary responsibilities, Congress Asset Management Company will vote proxies in accordance with the “economic best interests” of its clients, plan participants and beneficiaries.  Congress Asset Management Company will consider the long-term impact of business plans on all affected parties including shareholders, debt holders, employees, retired workers, and communities in which the firm operates.

Decisions Free of Outside Influence
Generally, Congress Asset Management Company will vote on the recommendation of the issuer’s management. However, Congress shall take into consideration the general positions of trustees and other fiduciaries in deciding how to vote proxies.  Congress Asset Management Company currently utilizes the services of Broadridge Investor Communications, an independent provider of proxy voting services.   Such services may include voting execution, comprehensive reporting, and supporting justification.  However, any influence imposed upon us by a person or persons who have a direct personal or financial interest in the outcome will be rejected as a violation of ERISA and our moral obligation to plan participants, and clients.  On contested issues the guiding principle shall be the long term “economic best interests” of all affected parties.  The interest of any one group shall not dominate the decision to the detriment of other affected parties.

Clients and prospective clients should be aware that Congress Asset Management typically follows the recommendation of the AFL-CIO when voting proxies for Taft-Hartley clients, while at the same time is actively soliciting new business from the Taft-Hartley market. Voting to such recommendations may at times be different from how we vote our other clients’ proxies and in opposition to the interests of such other clients.

PROXY PROCEDURES

Proxy Committee
The Proxy committee shall have responsibility for setting the proxy voting policy at Congress Asset Management Company.  Proxies will be voted in the economic best interest of each individual client, ERISA plan participant, and beneficiaries.  The Proxy Committee will use all available resources to help in evaluating proxy issues, and setting policies that are appropriate for each client.  Congress Asset Management Company has an agreement with Broadridge Investor Communications to provide integrated third party research and electronic, automated, rules based voting capabilities via the Broadridge ProxyEdge service for each individual proxy.

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In the event of a vote that falls outside of the standard proxy voting rules for Congress Asset Management Company, the Proxy Committee will meet to review a specific vote.  When the Proxy Committee reaches a decision concerning the proxy vote in question, Broadridge ProxyEdge shall be instructed to vote accordingly and no further action shall be required.  A simple majority of the Proxy Committee shall be required for a final ruling on proxy issues.

Record Keeping
1)	Proxy Committee minutes and meeting material including the basis for any voting decision including whether the advice of any individual outside of the organization was acted upon.
2)	Records will be maintained detailing how proxies were voted and for which accounts they were voted.

Records of proxy voting will be made available to Clients and ERISA Plan Sponsors upon a written request by email to proxies@congressasset.com or by mail to Congress Asset Management Company, 2 Seaport Lane, 5th Floor, Boston, MA 02210.

PROXY COMMITTEE:

Daniel A. Lagan    Gregg A. O’Keefe    Dory Bowers

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